UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Performance Food Group Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2

Message from Our PRESIDENT & CEO

To Our Stockholders,

It has been an exciting fiscal year for Performance Food Group and I am proud to lead our over 44,000 associates on our journey as a leading distributor in the food-away-from-home industry. Fiscal 2026 was a year of leadership transition, market share gains, and steady progress against the long-term strategy we outlined at our 2025 Investor Day.

In January, I assumed the role of Chief Executive Officer as George Holm stepped into the Executive Chair position. George’s leadership over more than two decades helped transform PFG into one of North America’s leading food and foodservice distribution companies. The smooth CEO transition demonstrates the consistency of our approach, strength of our executive team and dedicated culture across the organization, much of which is the direct result of George’s leadership. I look forward to continuing to work with George in his Executive Chair role, where he will continue to cultivate and maintain relationships with customers, suppliers, and potential M&A partners.

Message

from Our

President

& CEO

STRATEGIC VISION

At our 2025 Investor Day, we laid out a three-year roadmap focused on revenue growth, market share gains, gross margin expansion, operating leverage, procurement savings, disciplined capital allocation and continued M&A. Our results in fiscal 2026 showed the resilience of that model. During the fiscal year, PFG delivered net sales, gross profit, and adjusted EBITDA growth along with strong cash flow generation. Our results are supported by our execution, which is underpinned by independent restaurant case growth in Foodservice, market share gains in Convenience and the continued strength of our Specialty platform.

PFG ONE

A central part of our strategy is PFG One – our vision for a unified organization that will work together to cultivate new business opportunities and grow our footprint efficiently and profitably. We are already seeing the benefits of this initiative, which has produced market share gains in all three of our operating segments and opened doors to new lines of business that would have been unachievable within a different operating framework. We believe we are the only distributor in North America with the capability to serve the entire food-away-from-home network, setting our company up for success for many years ahead.

TECHNOLOGY AS A PATH FOR GROWTH

During fiscal 2026, we expanded our technological capabilities across the organization. We optimized and grew our CustomerFirst online ordering platform across our network, achieving 46% usage by our customers. Through this platform, customers across each operating segment will be able to order products from all of our segments, creating a seamless connection to our broader supply chain. Our salesforce can also use the platform to make tailored recommendations directly to customers, delivering value for customers, suppliers, and PFG. In our warehouses, we have tested autonomous systems designed to increase efficiency while providing our associates with tools and resources to make their jobs more effective and safer. I am excited about what the future holds and believe we are still in the early stages of our technology journey.

1

Message from Our PRESIDENT & ceo

M&A

Our organization has grown through a balanced approach to organic growth and targeted acquisitions that strengthen our scale and capabilities. We will continue to execute this strategy. During fiscal 2026, we made solid progress integrating Cheney Brothers and José Santiago into our organization. We also expanded our Foodservice geographic footprint with the acquisition of Cash-Wa, a Nebraska-based distributor serving underpenetrated markets in the Midwest. In the Southeast, we added Natco, a specialty meat distributor that enhances our operating companies’ capabilities and supports broader business growth.

FUTURE POTENTIAL

We enter the fiscal year ahead with momentum and a clear understanding of the operating environment. Our industry continues to face shifting consumer demand, varying inflation in food categories, and competitive activity. PFG has navigated these conditions before, and our diversified business model, customer-first culture and disciplined execution give me confidence in our ability to continue to grow and create value.

Thank you to our associates for your hard work, to our customers and suppliers for your partnership and to our stockholders for your continued confidence in PFG. We are proud of what we accomplished in fiscal 2026, and we are even more excited about the opportunities ahead.

Scott McPherson,
President and Chief Executive Officer

“It has been an exciting fiscal year for Performance Food Group and I am proud to lead our over 44,000 associates on our journey as a leading distributor in the food-away-from-home industry. Fiscal 2026 was a year of leadership transition, market share gains, and steady progress against the long-term strategy we outlined at our 2025 Investor Day.”

2	2026 Proxy Statement

Message from Our EXECUTIVE CHAIR

Over the past two decades, we have built something special at Performance Food Group. I am proud of all that our organization has achieved and excited to continue partnering with our senior leadership team in my new role as Executive Chair and as I transition to Non-Executive Chair in 2027.

It has been an exciting fiscal year for PFG, including my transition to Executive Chair and Scott McPherson assuming the role of CEO. I have the utmost confidence that Scott will continue to build upon PFG’s strengths and usher our Company into its next phase of growth. Together, we will continue advancing PFG’s journey as a leading food distributor in North America, supported by a clear strategy, a strong leadership team and a culture built for long-term success. I have the utmost confidence in our people, our strategic direction and the future of our Company.

STRENGTH OF CULTURE

A great deal has changed over the years, and our organization has adapted while staying grounded in what has driven our success, which is the unwavering commitment to the customers we serve. The partnerships we have built with customers and suppliers are the direct result of our dedicated associates who come to work every day with a service mindset. That mindset has created a culture that, I believe, is unmatched in our industry and directly supports stronger execution and customer loyalty as well as long-term value creation. We are an organization that attracts highly talented associates and strengthens the bonds with our loyal customers and suppliers, which I believe is what sets PFG apart from the competition.

GROWTH POTENTIAL

Over the years, we have grown significantly and earned a place among the top 100 companies on the Fortune 500 list. We have no intention of standing still. Through continued organic growth across new territories, channels and products, combined with targeted acquisitions that strengthen our customer proposition and operating scale, I believe we will continue to grow profitably and create meaningful long-term stockholder value.

CHANGES TO OUR BOARD

We have recently announced that three of our Board members will not stand for re-election at our upcoming Annual Meeting of Stockholders. I’d like to thank each of them for their dedicated service to PFG and its stockholders.

Manny Fernandez has led our Board as Lead Independent Director for seven years, helping set the tone and direction of our strategic vision. His leadership on our Board has been instrumental in our Company’s success for many years.

Bill Dawson has been with PFG and its legacy companies for over 20 years. His expertise, particularly in financial matters and long history in the foodservice industry, has provided significant value to our Company.

Message

from Our

Executive

Chair

3

OUR FISCAL 2026
FINANCIAL RESULTS

$67.8B NET SALES INCREASED 7.2%
$359.3M NET INCOME
$2.29 DILUTED EARNINGS PER SHARE ("EPS")
5.1% TOTAL CASE VOLUME GROWTH
$8.1B GROSS PROFIT IMPROVED 9.1%
$1.93B(1) ADJUSTED EBITDA INCREASED 9.2%

Laura Flanagan has been with PFG since the Core-Mark acquisition and brought new perspective to our boardroom. Her insight into the convenience industry and broader consumer packaged goods landscape has been invaluable to PFG’s expansion into new avenues of growth.

Additionally, Scott Ferguson resigned from our Board on August 24, 2026. Scott served on PFG’s Board for less than one year but has been deeply committed to strengthening our company. His insights have constructively challenged the Board to think differently about how we operate, and I am grateful for his contributions.

The future is bright for Performance Food Group, and I am confident that our strategy, culture, and leadership will continue to position us for sustained success. I am proud of our accomplishments so far and look forward to supporting the next chapter of growth for our organization.

Best regards,

George L. Holm
Executive Chair

“I have the utmost confidence that Scott will continue to build upon PFG’s strengths and usher our company into its next phase of growth. Together, we will continue advancing PFG’s journey as a leading food distributor in North America, supported by a clear strategy, a strong leadership team and a culture built for long-term success.”

(1) This Proxy Statement includes several financial measures, including Adjusted EBITDA and Adjusted Diluted EPS, that are not required by or calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP.

Message from Our EXECUTIVE CHAIR

4	2026 Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, NOVEMBER 18, 2026:

This Proxy Statement and our Annual Report are available free of charge on the Annual Report and Proxy tab in the Financial Information section in the Investors section of our website (https://investors.pfgc.com/financials/annual-reports/default.aspx; https://investors.pfgc.com/ financials/proxy/default.aspx).

A. BRENT KING
Executive Vice President,
General Counsel and Secretary

NotiCE of 2026 virtual annual meeting of stockholders

Notice of 2026 Virtual
Annual Meeting of Stockholders

Logistics

WHEN November 18, 2026 8:00 A.M. Eastern Time	WHERE Meeting live via the internet – please visit www.virtualshareholdermeeting. com/PFGC2026

WHO CAN VOTE

You may vote at the Annual Meeting of Stockholders to be held on November 18, 2026 (the “Annual Meeting”) if you were a stockholder of record at the close of business on September 30, 2026.

Items of Business

Proposal	BOARD RECOMMENDATION

1

To elect the 10 director nominees identified in this Proxy Statement to the Board of Directors of the Company.	FOR each director nominee

2

To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2027.	FOR

3

To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.	FOR

Stockholders will also consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Proxy votes must be received no later than 11:59 P.M., Eastern Time, on November 17, 2026.

The Annual Meeting will be held virtually and conducted exclusively via live audio webcast. There will be no physical location for stockholders to attend. If you plan to participate virtually in the Annual Meeting, please see the instructions in the “Instructions for the Virtual Annual Meeting” section of this Proxy Statement. Stockholders will be able to listen, vote electronically and submit questions online during the Annual Meeting.

This Proxy Statement, together with a form of proxy card and the Annual Report on Form 10-K for the fiscal year ended June 27, 2026 (the “Annual Report”), are first being sent to stockholders on or about October 9, 2026.

Your vote is important to us. Thank you for voting.

Ways To Vote Your Proxy

BY INTERNET

Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

You will need the 16-digit number included on your proxy card to obtain your records and to vote by internet.

BY TELEPHONE

From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

You will need the 16-digit number included on your proxy card in order to vote by telephone.

BY MAIL

Mark your selections on the proxy card.

Date and sign your name exactly as it appears on your proxy card.

Mail the proxy card in the enclosed postage-paid envelope provided to you in time to be received before the deadline.

By Order of the Board of Directors,

5

Proxy Summary

Performance Food Group Company is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. PFG’s success as a Fortune 100 company is achieved through our over 44,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve.

This summary highlights information about Performance Food Group Company. This summary does not contain all of the information you should consider in voting your shares; therefore, you should read the entire Proxy Statement carefully before voting. Except where the context requires otherwise, references to “the Company,” “PFG,” “we,” “us” and “our” refer to Performance Food Group Company and our subsidiaries. Capitalized terms used but not defined herein have the meanings set forth in our Annual Report.

FISCAL 2026: PFG AT A GLANCE

Leading Food and Foodservice Distributor

•
FOODSERVICE is one of the largest broadline distributors by net sales in the U.S., and markets and distributes food and food-related products to independent restaurants, chain restaurants, and other institutional “food-away-from-home” locations.
•
CONVENIENCE is one of the largest foodservice and wholesale consumer products distributors in the convenience retail industry in North America.
•
SPECIALTY is a leading national distributor of candy, snacks and beverages to vending and office coffee service distributors, retailers, theaters, hospitality providers and other channels.

OVER

44,000

associates nationwide

154

distribution centers

OVER

438M

miles logged with one of the nation’s largest truck fleets

MORE THAN

300,000

national and proprietary branded food and food-related products PFG delivers

OVER

350,000

customers supported by PFG

6	2026 Proxy Statement

154

DISTRIBUTION
CENTERS

90

FOODSERVICE

38

CONVENIENCE

26

SPECIALTY

$1.93B

ADJUSTED
EBITDA(2)

Proxy Summary

Our Geographic Footprint

Fiscal 2026 Performance Highlights(1)

(1)
Percentages presented for segments exclude corporate overhead and other non-reportable segments.
(2)
Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP.

7

CONSISTENT ORGANIC

SALES GROWTH

ADJUSTED EBITDA

MARGIN EXPANSION

CAPITAL ALLOCATION

TO DRIVE STOCKHOLDER

VALUE

Deliver Operational

Efficiency by Leveraging

Technology

Resulting in

Strong Adjusted

EBITDA Growth

Drive Sales

Growth

Outperform with

Our People &

Culture Strategy

PFG Strategies and Priorities

Proxy Summary

Our Strategic Roadmap to Success

8	2026 Proxy Statement

Proxy Summary

Voting Roadmap

PROPOSAL 01:

Election of Directors

Your Board of Directors recommends that you vote “FOR” the election of PFG’s 10 director nominees. See page 15 for further information.

Director	Independent	Committees	Experience
Barbara J. Beck		HC (C), NCG	Executive Advisor to American Securities LLC
DANIELLE M. BROWN		A, T	Former Senior Vice President and Chief Information Officer of Whirlpool Corporation
Matthew C. Flanigan		A (C), T	Former Executive Vice President and Chief Financial Officer of Leggett & Platt, Incorporated
Kimberly S. Grant		HC, NCG (C)	Chief Executive Officer of Nando’s Restaurant Group, USA
George L. Holm			Executive Chair of Performance Food Group Company
Scott E. McPherson			President and Chief Executive Officer of Performance Food Group Company
Jeffrey M. Overly		HC, NCG	Former Operating Partner of The Blackstone Group
David V. Singer		A, T	Former Chief Executive Officer of Snyder’s-Lance, Inc.
Randall N. Spratt		A, T (C)	Former Executive Vice President, Chief Information Officer and Chief Technology Officer of McKesson Corporation
Warren M. Thompson		HC, NCG	Chairman of the Board and President of Thompson Hospitality

A = Audit and Finance, HC = Human Capital and Compensation, NCG = Nominating and Corporate Governance, T = Technology and Cybersecurity,

(C) = Chair

9

Proxy Summary

Director Nominee Snapshot

(1)
Measurement period for calculating director tenure begins with the Company’s initial public offering in 2015.

Corporate Governance Highlights

Stockholder Rights

•
Majority voting standard for uncontested director elections
•
Proxy access right
•
Right to call a special meeting
•
Single class of voting stock with equal voting rights

Robust Board Oversight and Accountability

•
Significant stock ownership requirements for directors and executive officers
•
Annual election of all directors
•
Annual Board and committee self-evaluations
•
Active Board oversight of risk management, including cybersecurity and artificial intelligence
•
Nominating and Corporate Governance Committee oversight of sustainability
•
Technology and Cybersecurity Committee oversight of our cybersecurity program
•
Annual “say-on-pay” advisory vote

Board Independence

•
The Board has determined that all of our director nominees, other than our CEO and Executive Chair, are independent
•
Fully independent Board committees
•
Executive sessions of independent directors without members of management present at all regularly scheduled Board and committee meetings
•
Independent Lead Director with robust duties and oversight responsibilities

Stockholder Engagement

•
Year-round active stockholder engagement program regarding our long-term strategic initiatives to understand stockholder viewpoints and deliver feedback to the Board and senior leadership

Policies and Guidelines

•
Limits on the number of public company directorships held by our directors
•
Policies prohibiting hedging and pledging our shares
•
Clawback policy for incentive compensation

10	2026 Proxy Statement

Election of Directors

PROPOSAL 01

PROPOSAL 02

Ratification of Independent Registered Public Accounting Firm

Your Board of Directors recommends that you vote “FOR”

the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2027.

See page 45 for further information.

Your Board of Directors recommends that you vote

“FOR” the election of PFG’s 10 director nominees.

See page 15 for further information.

PROPOSAL 03

Advisory Vote on Named Executive Officer Compensation

Your Board of Directors recommends that you vote “FOR”

the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2027.

See page 49 for further information.

Proxy Summary

11

85%

Compensation “At-Risk”

150%

AIP Payout

85% of Named Executive Officer (“NEO”) compensation for fiscal 2026 was “at-risk” reflecting a strong link between our NEOs’ compensation and the achievement of PFG’s financial performance and strategic growth objectives.

Net Sales of $67.8 billion and Adjusted EBITDA(1) of $1.9 billion, along with strong achievement of strategic initiatives, resulted in a payout of 150.4% under our annual incentive plan.

143%

Performance Share Payout

Performance shares link executive compensation with the creation of long-term stockholder value. Performance shares for the fiscal 2023 - 2026 performance period were earned at 143.23% of target based on our TSR performance results.

(1)
Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP.

Framework of Fiscal 2026 Named Executive Officer Compensation

Base Salary: Compensation to recognize ongoing performance of job responsibilities.

Cash Incentive Opportunity: Compensation “at-risk” and designed to encourage the achievement of annual business goals.

Long-Term Equity Incentive Opportunity: Compensation “at-risk” and designed to encourage the creation of stockholder value and the achievement of long-term business goals. Executives receive a mix of restricted shares (40%) and performance shares (60%).

Fiscal Year 2026 Compensation Highlights

Our current executive compensation program is intended to achieve two fundamental objectives: (i) attract, motivate, and retain high-caliber talent; and (ii) align executive compensation with achievement of our overall business goals and stockholder interests. The material elements of our executive compensation program for NEOs include base salary, a cash incentive opportunity, a long-term equity incentive opportunity, and broad-based employee benefits.

Proxy Summary

12	2026 Proxy Statement

13

Certain statements in this Proxy Statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates, expectations and projections, and are not guarantees of future performance. They are based on management’s beliefs, projections or expectations that involve a number of risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For factors that could cause actual results to differ from expected results, see the risks and uncertainties described in our publicly filed reports, including our Annual Report on Form 10-K for the fiscal year ended June 27, 2026 filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to publicly update or revise any forward-looking statement in this Proxy Statement.

14	2026 Proxy Statement

Election of Directors

Your Board of Directors recommends that you vote

“FOR” the election of PFG’s 10 director nominees.

PROPOSAL 01

CORPORATE GOVERNANCE

Corporate Governance

At Performance Food Group

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has considered and nominated the following slate of director nominees to hold office for one year until our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until their successors have been elected and qualified, subject to their earlier death, resignation, or removal: Barbara J. Beck, Danielle M. Brown, Matthew C. Flanigan, Kimberly S. Grant, George L. Holm, Scott E. McPherson, Jeffrey M. Overly, David V. Singer, Randall N. Spratt and Warren M. Thompson. William F. Dawson, Jr., Manuel A. Fernandez and Laura Flanagan will not stand for election by the Board at the Annual Meeting. Additionally, Scott D. Ferguson resigned from the Board and all committees on which he served on August 24, 2026. Unless otherwise instructed, the individuals named in the form of proxy card (the “proxyholders”) included with this Proxy Statement intend to vote the proxies held by them “FOR” the election of Barbara J. Beck, Danielle M. Brown, Matthew C. Flanigan, Kimberly S. Grant, George L. Holm, Scott E. McPherson, Jeffrey M. Overly, David V. Singer, Randall N. Spratt, and Warren M. Thompson. Each of these nominees has consented to being named in this Proxy Statement and has indicated that he or she is willing and able to serve as a director, if elected. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), proxies will be voted by the proxyholders in accordance with the recommendation of the Board.

15

We believe that our directors provide a balanced mix of knowledge, judgment, experience and skills relevant to the size and nature of our business.

Assess the size, composition, and combined expertise of the Board taken as a whole, including strength of character, judgment, industry knowledge or experience, independence of thought and ability to work collegially.

Identify prospective candidates via third-party search firms, stockholder recommendations and other independent sources.

Evaluate prospective candidates together with incumbent directors to balance experience, qualifications, attributes and skills to further enhance the Board’s effectiveness.

Conduct comprehensive evaluations focused on each nominee’s current performance as a director (if applicable) and the information discussed in questionnaires and interviews.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board reviews and recommends director nominees to stockholders for election.

DIRECTOR NOMINATION PROCESS

The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board. The Board unanimously recommends that you vote “FOR” each of the Board’s director nominees.

SKILLS AND EXPERIENCE

In considering candidates for the Board, the Nominating and Corporate Governance Committee assesses the size, composition, and combined expertise of the Board, taking into consideration gaps that may arise as a result of director retirements, as well as the evolving needs of the Company in terms of strategy, emerging opportunities and risks. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, integrity, judgment, industry experience and independence of thought, along with all other factors the Nominating and Corporate

CORPORATE GOVERNANCE

16	2026 Proxy Statement

CORPORATE GOVERNANCE

Governance Committee considers appropriate, which may include age, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board.

Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee recognizes the value of cultivating a Board with a varied mix of perspectives, skills, experiences, and backgrounds and considers diversity in the broadest meaning of the word.

STOCKHOLDER NOMINATIONS

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.

Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

Stockholders may also nominate directors for election to the Board as described in the section entitled “Stockholder Proposals for the 2027 Annual Meeting.” Stockholder nominations must satisfy the notification, timeliness, consent and information requirements set forth in our Amended and Restated Bylaws (the “Bylaws”) as described under “Stockholder Proposals for the 2027 Annual Meeting.”

BOARD TENURE POLICY

The Board does not have a policy to impose term limits or a mandatory retirement age for directors because it believes such a policy may deprive the Board of the service of directors who have developed, through valuable experience over time, an increased insight into the Company and its business, strategy, risk profile, operations and financial position and who remain active and contributing members of the Board.

The Board has also determined that term limits or a mandatory retirement age may inhibit the Board’s ability to maintain a balanced mix of shorter- and longer-tenured directors, which is necessary for the Board to maintain a mix of fresh perspectives and a deep understanding of the Company’s business.

17

CORPORATE GOVERNANCE

BOARD NOMINEES’ QUALIFICATIONS AND EXPERTISE

Expertise	Beck	Brown	Flanigan	Grant	Holm	McPherson	Overly	Singer	Spratt	Thompson

CEO Leadership Experience as a CEO brings unique perspectives and practical understanding of strategy, risk management, execution, and the operation and management of large organizations.	•			•	•	•		•		•

Corporate Governance

Corporate governance or other public company board experience brings insight into best practices for corporate governance, functioning of the Board and Board oversight of strategy and risk management.

	•		•	•	•	•	•	•		•

Cybersecurity Cybersecurity experience informs our Board’s oversight of the management of cybersecurity and information security risks.		•	•						•

Finance/Capital Markets Knowledge and experience allocating capital resources across a large complex organization provides insights with respect to achieving our financial and strategic objectives.	•		•	•	•	•		•		•

Foodservice Distribution Industry Experience in the foodservice distribution industry provides perspective on issues unique to PFG’s industry and business.					•	•		•		•

Human Capital Management Experience with human capital management is important to our strategy to attract, train, develop and retain talented associates.	•			•	•	•		•		•

M&A Experience managing complex strategic transactions and integration of acquired businesses provides valuable guidance for growing our business and implementing our strategy.			•		•	•	•	•	•	•

Marketing and Sales Offers insight into evolving marketing practices and developing market opportunities.				•	•	•		•		•

Operations/Health and Safety Provides practical insights valuable to optimizing our operational capabilities and implementing our operational initiatives.	•	•	•	•	•	•	•	•	•	•

Public Reporting or Auditing Assists with effective Board oversight of our accounting, reporting, and financial practices and internal controls.			•					•

Restaurant Experience in the restaurant and hospitality industry brings valuable perspective of a foodservice industry customer.				•						•

Risk Management Important to the Board’s role in overseeing the management of significant risks affecting PFG and identifying future risks.	•	•	•	•	•	•	•	•	•	•

Strategy Development Assists the Board with oversight of the establishment and execution of PFG’s strategic vision and priorities.	•	•	•	•	•	•	•	•	•	•

Technology and Innovation Supports the use of existing and new technology in the implementation of our strategic plans.		•	•						•

18	2026 Proxy Statement

Age: 66

Director since: 2019

Key Skills

CEO Leadership

Corporate Governance

Finance/Capital Markets

Human Capital Management

Operations/Health and Safety

Risk Management

Strategy Development

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information describes the offices held, other public company directorships and the term of service of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities.”

Director Nominees

Barbara J. Beck

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Ms. Beck brings extensive expertise in strategic management, global operations, organizational growth, and talent development. With a strong track record of scaling businesses, leading through market shifts, and executing strategic plans to maximize profitability, she enhances the Board’s oversight of PFG’s growth strategy.

•
As CEO of Learning Care Group, she managed over 900 schools and 21,000 employees in the U.S., Hong Kong, and Indonesia, developing her expertise in managing large-scale operations across complex regulatory environments.
•
As President of Manpower EMEA Operations, she expanded revenue from $5 billion to $9 billion and oversaw operations in Europe (excluding France) the Middle East, Africa and Russia, acquiring a deep understanding of global workforce management and operational efficiency.
•
During her tenure on Ecolab’s board, the company engaged in significant strategic M&A transactions, including its $8.3 billion merger with Nalco and its approximately $3.7 billion acquisition of Purolite.

CAREER HIGHLIGHTS

American Securities LLC - a private equity firm

•
Executive Advisor (since 2019)

Learning Care Group, Inc. – a global for-profit early education provider

•
CEO (2011 - 2019)

Manpower Inc. – a global workforce solutions company

•
President, EMEA Operations (2006 - 2011)
•
EVP, U.S. and Canada (2002 - 2005)

Sprint Corporation – a global communications company

•
Various operating and leadership roles (1987 - 2002)

EDUCATION

•
B.S., University of Colorado

Committees: Human Capital and Compensation (Chair); Nominating and Corporate Governance

Other Public Company Directorships (last 5 years): Ecolab Inc. (February 2008 - May 2024)

CORPORATE GOVERNANCE

19

Danielle M. Brown

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Ms. Brown has over 25 years of senior leadership experience driving digital transformation, operational excellence and strategic innovation across global enterprises in consumer and manufacturing sectors. Her deep expertise with emerging technologies, mergers, acquisitions and divestitures technology integration and carve-out and cybersecurity strengthens PFG’s ability to harness technology and data for accelerated value creation.

•
As Chief Information Officer at Whirlpool, Ms. Brown led the modernization of the company’s global IT platforms and infrastructure to enhance customer experience and product innovation, driving business value internationally.
•
At DuPont, she led revenue optimization initiatives and expanded customer reach resulting in improved cash flow and working capital management. Her efforts contributed to productivity gains and supported strategic mergers, acquisitions and divestitures efforts for key business functions.
•
Prior service on the audit, compensation, and risk board committees at PRA Group further demonstrate her financial oversight capabilities and risk management expertise.

CAREER HIGHLIGHTS

Whirlpool Corporation – a global appliance company

•
SVP and Chief Information Officer (November 2020 - August 2026)

Brunswick Corporation – a global leader in marine products

•
Chief Information Officer (2016 - November 2020)

DuPont de Nemours, Inc. – a multinational chemicals company

•
Various roles (2000 - 2016), including business CIO and other leadership positions overseeing global IT transformation

EDUCATION

•
B.S. in Computer Science, Indiana University of Pennsylvania
•
M.S. in Information Science, Pennsylvania State University
•
MBA, Drexel University

Committees: Audit and Finance; Technology and Cybersecurity

Other Public Company Directorships (last 5 years): PRA Group, Inc. (January 2019 - August 2024)

Age: 55

Director since: 2019

Key Skills

Cybersecurity

Technology and Innovation

Operations/Health and Safety

Risk Management

Strategy Development

CORPORATE GOVERNANCE

20	2026 Proxy Statement

Matthew C. Flanigan

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Flanigan brings a broad range of experience in public company financial management, business analytics, compliance, risk management, public reporting, strategic planning and M&A. His significant executive and public company board experience as well as his audit committee expertise make him well qualified to provide oversight over PFG’s capital allocation and financial strategy.

•
At Leggett & Platt, he oversaw the company’s financial planning strategy, which included restructuring and divestiture efforts, supporting long-term value creation and operational efficiency. During his tenure as CFO, Leggett & Platt became an S&P 500 company.
•
During his 13-year banking career, Mr. Flanigan became highly experienced in a wide variety of business models, including food distribution.
•
As Chairman of Jack Henry & Associates, an S&P 500 leading financial technology company, Mr. Flanigan brings strong governance experience, financial oversight and strategic insight into customer-focused innovation and digital transformation.

CAREER HIGHLIGHTS

Leggett & Platt, Incorporated – a global manufacturer of engineered components and products

•
Member, Board of Directors (May 2010 - 2019)
•
Chief Financial Officer (2003 - 2019) and Executive Vice President (2005 - 2019)
•
President, Office Furniture and Plastics Components Groups (1999 - 2003)

Société Générale - Dallas – the domestic lending operation of a large multinational bank

•
First Vice President and Manager (1990 - 1997)
•
Vice President (1987 - 1990)

EDUCATION

•
B.S. in Business Administration and Finance, University of Missouri-Columbia

Committees: Audit and Finance (Chair); Technology and Cybersecurity

Other Public Company Directorships (last 5 years): Jack Henry & Associates (since 2007); Fast Radius, Inc. (January 2022 - February 2023)

Age: 64

Director since: 2019

Key Skills

Public Reporting or Auditing

Corporate Governance

Cybersecurity

Finance/Capital Markets

M&A

Operations/Health and Safety

Risk Management

Strategy Development

Technology and Innovation

CORPORATE GOVERNANCE

21

Age: 55

Director since: 2017

Key Skills

CEO Leadership

Restaurant

Corporate Governance

Finance/Capital Markets

Human Capital Management

Marketing and Sales

Operations/Health and Safety

Risk Management

Strategy Development

CORPORATE GOVERNANCE

Kimberly S. Grant

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

With over 30 years of experience in the restaurant and hospitality industry, Ms. Grant provides a deep understanding of customer insights and the evolving market dynamics of the foodservice industry and is considered a restaurant industry expert. In addition to her significant experience in operations, she has gained expertise in finance, sales, strategic planning, risk management, corporate governance and strategic capital allocation.

•
As CEO of Nando’s Restaurant Group, USA, Ms. Grant leads the South African brand’s strategic expansion across a competitive casual dining market, strengthening its presence and performance in the region.
•
As former Global Head of Restaurants and Bars for Four Seasons Hotels and Resorts, she oversaw operations for 621 restaurant and bar outlets across 127 properties in 47 countries, driving global brand consistency and operational excellence.
•
During her career at ThinkFoodGroup, Ms. Grant led the growth of an omni-channel revenue model, scaling a celebrity chef business across restaurants, retail, endorsements, sponsorship, media and entertainment ventures.
•
Ms. Grant brings corporate governance and strategic expertise as a director and member of the Nominating and Governance and Audit Committees of AMA Waterways, a leading luxury river cruise company and a portfolio company of L. Catterton’s Flagship Fund.

CAREER HIGHLIGHTS

Nando’s Restaurant Group, USA – a casual restaurant group with over 1,200 locations world-wide

•
Chief Executive Officer (since April 2025)

Four Seasons Hotels and Resorts – a global luxury hospitality company

•
Global Head, Restaurants and Bars (February 2022 - August 2023)

Think Food Group – a Michelin-awarded celebrity chef restaurant group

•
Chief Executive Officer (2014 - 2020)

Ruby Tuesday, Inc. – a casual dining restaurant chain

•
President and Chief Operations Officer (2003 - 2013)
•
Various operations and finance leadership roles (1992 - 2003)

EDUCATION

•
B.S. in Hotel and Restaurant Management, Thomas Edison State University
•
M.S. in Banking and Financial Services Management, Boston University

Committees: Human Capital and Compensation; Nominating and Corporate Governance (Chair)

Other Public Company Directorships (last 5 years): None

22	2026 Proxy Statement

George L. Holm

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Holm has more than 40 years of executive and operational experience in the foodservice distribution industry. As PFG’s Executive Chair, and former CEO, Mr. Holm brings to the Board his leadership, financial, risk and human capital management, mergers and acquisitions, and corporate governance skills, providing valuable insights into PFG’s growth strategy and performance in a competitive market environment. Mr. Holm has served as a director of the Company since 2002, prior to its IPO in 2015.

•
Mr. Holm founded and grew Vistar into a $3.5 billion company that was purchased by the Blackstone Group in 2007.
•
He became President and Chief Executive Officer of PFG when it was acquired by Vistar Corporation in May 2008. Prior to that, he served as President and Chief Executive Officer of Vistar, which he founded in 2002. He then led the Company through its expansion into the broadline foodservice distribution industry and its subsequent IPO in 2015.
•
Mr. Holm presided over the growth of PFG’s net sales from $15 billion when the Company went public in 2015 to $63.3 billion at the close of fiscal 2025, delivering exceptional stockholder value with market cap growth from $2 billion to approximately $14 billion.

CAREER HIGHLIGHTS

Performance Food Group

•
Executive Chair (since January 1, 2026)
•
Chairman of the Board (2019 - 2026)
•
Chief Executive Officer (2008 - January 1, 2026)

Vistar Corporation – a multi-channel food, snack and beverage distributor (merged with PFG in 2008)

•
Founder, President and Chief Executive Officer (2002 - 2008)

US Foods – a foodservice and distribution company

•
EVP (2000 - 2001)

Sysco Corporation – a foodservice and distribution company

•
Various senior leadership roles (1982 - 2000)

EDUCATION

•
B.S. in Business Administration, Grand Canyon University

Committees: None

Other Public Company Directorships (last 5 years): None

Age: 71

Director since: 2015

Key Skills

CEO Leadership

Foodservice Distribution Industry

M&A

Corporate Governance

Finance/Capital Markets

Human Capital Management

Marketing and Sales

Operations/Health and Safety

Risk Management

Strategy Development

CORPORATE GOVERNANCE

23

Scott E. McPherson

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

As PFG’s President and CEO and former Chief Operating Officer, Mr. McPherson is an experienced leader with extensive industry experience and expertise in sales, M&A, strategy development, operations, marketing, human capital management, and risk management. Over the course of his more than 30-year career, Mr. McPherson has been recognized for his innovative contributions to sales and marketing, his valuable expertise in supply chain management and divisional operations, and for his commitment to cultivating a positive, collaborative company culture.

•
Mr. McPherson succeeded George Holm as PFG’s CEO on January 1, 2026, having previously served as President and Chief Operating Officer and Chief Field Operations Officer, where he oversaw PFG’s primary business segments.
•
He became Senior Vice President, PFG and continued in his role as Core-Mark President and Chief Executive Officer when Core-Mark was acquired by PFG in September 2021. Prior to that, he served as President and Chief Executive Officer of Core-Mark International, one of the largest wholesale distributors to the convenience retail industry in North America, with approximately $17.1 billion in net sales at the time of acquisition.
•
Mr. McPherson brings valuable executive leadership, strategy and governance experience as a current and former public company CEO. As COO at PFG and previously at Core-Mark, Mr. McPherson also brings deep operations experience.

CAREER HIGHLIGHTS

Performance Food Group

•
President and Chief Executive Officer (since January 1, 2026)
•
President and Chief Operating Officer (January 2025 - December 31, 2025)
•
Executive Vice President and Chief Field Operations Officer (December 2023 - January 2025)
•
Executive Vice President (PFG) and President & CEO of Convenience (August 2022 - December 2023)
•
Senior Vice President, Core-Mark President and CEO (September 2021 - August 2022)

Core-Mark International

•
President and Chief Executive Officer (2018 - September 2021)
•
President and Chief Operations Officer (2017 - 2018)
•
Various senior leadership roles (1992 - 2017)

EDUCATION

•
B.S., Business Administration - Lewis & Clark College
•
M.S., Business Administration - University of Portland

Committees: None

Other Public Company Directorships (last 5 years): Core-Mark Holding Company, Inc. (2018 – September 2021)

Age: 56

Director since: 2026

Key Skills

CEO Leadership

Marketing and Sales

Foodservice Distribution Industry

M&A

Strategy Development

Operations/Health and Safety

Human Capital Management

Risk Management

Finance/Capital Markets

Corporate Governance

CORPORATE GOVERNANCE

24	2026 Proxy Statement

Age: 68

Director since: 2015

Key Skills

Operations/Health and Safety

Corporate Governance

M&A

Risk Management

Strategy Development

Jeffrey M. Overly

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Overly brings a strong combination of operational expertise with deep experience in logistics, risk management, safety, and strategic planning. His background, including public company leadership roles, enhances the Board’s ability to evaluate growth opportunities, improve operational efficiency and deliver long-term stockholder value. Mr. Overly has served as a director of the Company since 2013, prior to its IPO in 2015.

•
Mr. Overly demonstrated operational leadership and provided strategic guidance across numerous Blackstone portfolio companies focused on value creation through supply chain optimization, lean manufacturing and performance improvement.
•
At Kohler Company, he helped oversee the company’s supply chain management and distribution of finished products through a complex network of regional distribution centers, driving operational efficiency and integration.
•
Mr. Overly brings expertise in governance and risk management through his service as board chairperson at Sona Comstar (since 2021), traded on the Bombay Stock Exchange and National Stock Exchange of India, and has held prior board roles at various Blackstone portfolio companies.

CAREER HIGHLIGHTS

The Blackstone Group – a global alternative assets investment firm

•
Operating Partner (2008 - 2018)

Pinnacle Foods Inc. – a packaged foods company

•
Board Member (2009 - 2014)

Kohler Company – a global manufacturing company

•
Vice President, Global Fixture Operations (2005 - 2008)

Delphi Corporation – an automotive parts company

•
Various global operations and engineering positions (1999 - 2005)

General Motors Corporation – an automotive company

•
Various global operations and engineering positions (1980 - 1999)

EDUCATION

•
B.S., Industrial Management, University of Cincinnati
•
MBA, Central Michigan University

Committees: Human Capital and Compensation; Nominating and Corporate Governance

Other Public Company Directorships (last 5 years): Sona Comstar (Bombay Stock Exchange and National Stock Exchange of India) (since 2021)

CORPORATE GOVERNANCE

25

Age: 71

Director since: 2019

Key Skills

CEO Leadership

Public Reporting or Auditing

Corporate Governance

Finance/Capital Markets

Foodservice Distribution Industry

Human Capital Management

M&A

Marketing and Sales

Operations/Health and Safety

Risk Management

Strategy Development

David V. Singer

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Singer offers significant industry knowledge with a strong track record of value creation through strategic transformation in the consumer packaged goods industry. Through his executive leadership and board experience, he has gained expertise in governance, financial oversight, corporate finance, risk management, human capital management and M&A.

•
Mr. Singer led a turnaround of Lance, driving improvements across the supply chain, sales, marketing and distribution functions, while instilling a culture of strategic focus and data-driven decision-making throughout the organization.
•
He guided Lance’s transformative merger with Snyder’s of Hanover, creating the second-largest salty snack company in the U.S. with one of the nation’s largest direct store delivery networks.
•
During Mr. Singer’s tenure as CEO of Snyder’s-Lance, the company’s revenues and profits approximately tripled, establishing a strong foundation for sustained growth and value creation.

CAREER HIGHLIGHTS

Snyder’s-Lance, Inc. – a global manufacturer and marketer of snack foods

•
Chief Executive Officer (2010 - 2013)

Lance, Inc. – a snack food company

•
President and Chief Executive Officer (2005 - 2010, until merger with Snyder’s of Hanover, Inc.)

Coca-Cola Bottling Co. Consolidated – a beverage manufacturer and distributor

•
Executive Vice President (2000 - 2005)
•
Chief Financial Officer (1987 - 2000)
•
Vice President, Treasurer (1986 - 1987)

BNY Mellon NA – a national bank

•
Vice President, Banker (1979 - 1986)

EDUCATION

•
B.S., The Pennsylvania State University
•
MBA, The Pennsylvania State University

Committees: Audit and Finance; Technology and Cybersecurity

Other Public Company Directorships (last 5 years): J.M. Smucker Co. (since April 2026); Brunswick Corporation (since 2013); SPX Flow, Inc. (January 2013 - April 2022)

CORPORATE GOVERNANCE

26	2026 Proxy Statement

Randall N. Spratt

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Spratt brings deep experience in leading information technology for a global distributor company, providing valuable guidance on technology infrastructure, digital capabilities, artificial intelligence, cybersecurity, data management and operations optimization, further strengthening the Board’s oversight and decision-making.

•
As CIO and CTO at McKesson, Mr. Spratt led global technology initiatives, driving digital transformation, large-scale systems’ integration and operational efficiency while strengthening cybersecurity across a complex, multinational organization. He also gained substantial experience in M&A integration.
•
In his executive roles, Mr. Spratt focused on operational optimization, where he developed deep expertise in data-driven process improvements, strategic planning and risk management.
•
As a former board member of Imperva, a pioneer in data security solutions, Mr. Spratt brings critical cybersecurity and data protection expertise that supports the Board’s oversight over technology-related risks and opportunities.

CAREER HIGHLIGHTS

McKesson Corporation – a global pharmaceutical distribution services and information technology company

•
Executive Vice President, Chief Information Officer and Chief Technology Officer (2009 - 2015)
•
Chief Information Officer (2005 - 2009)
•
Chief Process Officer, McKesson Provider Technologies (2003 - 2005)
•
Senior Vice President, Imaging, Technology and Business Process Improvement (2000 - 2003)

EDUCATION

•
B.S. in Biology, University of Utah

Committees: Audit and Finance; Technology and Cybersecurity (Chair)

Other Public Company Directorships (last 5 years): None

Age: 74

Director since: 2018

Key Skills

Cybersecurity

Technology and Innovation

M&A

Operations/Health and Safety

Risk Management

Strategy Development

CORPORATE GOVERNANCE

27

Warren M. Thompson

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Thompson is an accomplished entrepreneur with over 35 years of executive leadership in the foodservice and hospitality industry, contributing to the Board’s firsthand customer perspectives, along with extensive experience in operations, sales and marketing, financial management, strategic planning and human capital management.

•
As Founder and Chairman of Thompson Hospitality for over 30 years, he built and led one of the largest restaurant, food service and facilities management companies in the U.S., delivering sustained growth.
•
He was a member of the Restaurant Fast Track Management Development Program at Marriott and held 15 positions over a nine-year period, gaining significant expertise in large-scale operations, organizational development and customer service excellence across multiple foodservice and hospitality functions.
•
Having served on multiple public company boards, Mr. Thompson brings valuable perspectives on corporate governance, financial oversight and value-creation strategies.

CAREER HIGHLIGHTS

Thompson Hospitality Corporation – a retail food and facilities management firm

•
Founder and Chairman (since 1992)

Marriott Corporation – a global hospitality company

•
Vice President of Operations, Host Division (1989 - 1992)
•
Various roles of increasing responsibility (1983 - 1989)

EDUCATION

•
B.A. in Managerial Economics, Hampden-Sydney College
•
MBA, University of Virginia, Darden School of Business Administration

Committees: Human Capital and Compensation; Nominating and Corporate Governance

Other Public Company Directorships (last 5 years): Sizzle Acquisition Corp. II (since April 2025); Duke Realty Corp. (January 2019 - October 2022); Sizzle Acquisition Corp. (November 2021- February 2024)

Age: 67

Director since: 2020

Key Skills

CEO Leadership

Restaurant

Corporate Governance

Finance/Capital Markets

Foodservice Distribution Industry

Human Capital Management

M&A

Marketing and Sales

Operations/Health and Safety

Risk Management

Strategy Development

CORPORATE GOVERNANCE

28	2026 Proxy Statement

CORPORATE GOVERNANCE

The Board’s Role and Responsibilities

The Board oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the Chief Executive Officer (“CEO”). The CEO and the other members of senior management are charged with conducting the business of the Company.

Oversight of Business Strategy

One of the Board’s key responsibilities is overseeing and monitoring the Company’s business strategy.

The Board actively engages with management to provide effective oversight of and guidance on the development and execution of our short and long-term strategic initiatives and related risks.

This ongoing effort enables the Board to focus on Company performance over the short, intermediate and long term, as well as the quality of operations. In addition to financial and operational performance, non-financial measures, including sustainability goals and safety initiatives, are discussed regularly by the Board and Board committees. The Board discusses the Company’s opportunities, risks, key strategic initiatives and competitive and macroeconomic environment at each Board meeting, both in general and executive sessions.

While the Board oversees strategic planning, our CEO and the other members of senior management are charged with developing and executing our strategic vision and updating the Board on progress throughout the fiscal year.

29

CORPORATE GOVERNANCE

Oversight of Risk Management

THE BOARD

The Board of Directors has extensive involvement in the oversight of risk management related to our business. The Board accomplishes this oversight both directly and through its committees, each of which assists the Board in overseeing a part of our overall risk management and reports to the Board at each Board meeting and throughout the year regarding risk and the related risk management. In addition, the Board receives periodic detailed operating performance and functional reviews from management regarding key risks and related risk management processes and procedures.

Audit and Finance

The Audit and Finance Committee reviews our accounting, reporting and financial practices, including the integrity of our financial statements and the oversight of our financial controls. Through its regular meetings with management, including the finance, accounting, legal, insurance and risk, real estate, treasury and internal audit functions, the Audit and Finance Committee reviews and discusses significant areas of our business, including mergers and acquisitions, capital projects, and capital structure, and summarizes for the Board all areas of risk and the appropriate mitigating factors The Audit and Finance Committee oversees the Company’s enterprise risk management program (“ERM”). The Committee meets with the leaders of our ERM program twice each year and between meetings as needed.

Nominating and
Corporate Governance

The Nominating and Corporate Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure, and corporate governance, including Board succession planning. The Nominating and Corporate Governance Committee oversees our compliance with our Code of Conduct, and our environment, health and safety, corporate social responsibility, corporate governance and sustainability, ethics, and food safety and quality assurance programs.

Human Capital and Compensation

The Human Capital and Compensation Committee (the “Compensation Committee”) considers, and discusses with management, management’s assessment of certain risks, including risks related to executive compensation, executive succession planning, and our people and culture strategies and whether any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on us.

Technology and Cybersecurity

The Technology and Cybersecurity Committee reviews and discusses with management the Company’s risk management and risk assessment guidelines and policies regarding information technology security, evaluation of emerging opportunities and risks in technological capabilities, including artificial intelligence, and the Company’s cybersecurity policies, controls and procedures.

MANAGEMENT

While the Board and its committees oversee risk management, management is charged with managing risk day-to-day and implementing and supervising risk management processes and policies. Our ERM program, which is overseen by the Audit and Finance Committee and administered by management, is designed to identify, measure, monitor and address our significant risks.

30	2026 Proxy Statement

CORPORATE GOVERNANCE

Oversight of Cybersecurity and Information Security

Cybersecurity is a key component of the Company’s enterprise risk management program. As indicated above, our Technology and Cybersecurity Committee oversees the Company’s risk assessment processes and risk management policies and mitigation regarding information technology security and the Company’s cybersecurity policies, controls, and procedures. Cybersecurity risks and initiatives to mitigate our risks are discussed at each meeting of the Technology and Cybersecurity Committee. For more information regarding the Board’s oversight of the Company’s information technology security and cybersecurity policies, controls, and procedures, please see Item 1C. Cybersecurity of our Annual Report.

Oversight of Artificial Intelligence

Our Board receives regular reports from management on the Company’s use of AI and AI risk management. Additionally, each of our Board’s committees oversees AI in areas pertaining to each Committee’s responsibilities. Furthermore, the Audit and Finance Committee monitors risks associated with AI through its oversight of our ERM program. The Company has also established an AI Governance Council comprised of senior leaders across key business and corporate functions, which meets regularly to oversee AI governance practices, guide responsible use and mitigate risks associated with the deployment of AI across our operations. We have adopted a policy governing acceptable use of AI. For more information regarding each committee’s oversight of AI, please see the description of each committee’s key oversight duties and responsibilities below. For more information regarding our AI risks, please see the risk factors described in our Annual Report.

MANAGEMENT SUCCESSION PLANNING

The Board regularly reviews a succession plan relating to the CEO and other executive officer positions that is developed by management. The Board may also delegate oversight of the succession plan developed by management to a committee of the Board. The succession plan includes, among other things, an assessment of the experience, performance, and skills of possible successors to the CEO. Management development and succession planning remained top priorities of management and the Board in fiscal 2026. This succession planning process was instrumental in the appointment of Mr. McPherson as our President and CEO, effective January 1, 2026.

COMMUNICATIONS WITH THE BOARD

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board of Directors, including the Executive Chair of the Board of Directors (“Executive Chair”), our Lead Independent Director and each of the Audit and Finance, Human Capital and Compensation, Technology and Cybersecurity, or Nominating and Corporate Governance Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 12500 West Creek Parkway, Richmond, Virginia 23238, who will forward such communication to the appropriate party. Items unrelated to the duties and responsibilities of the Board, such as product inquiries and complaints, job inquiries, business solicitations, and junk mail will not be forwarded.

CODE OF CONDUCT

We maintain a Code of Conduct that is applicable to all of our directors, officers, and employees, including our Executive Chair, CEO (principal executive officer), Chief Financial Officer (principal financial officer), Chief Accounting Officer (principal accounting officer) and other senior financial officers. The Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, corporate opportunities, confidentiality, compliance with laws (including insider trading laws), use of our assets, and business conduct and fair dealing. This Code of Conduct is intended to satisfy the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Code of Conduct may be found on our website at www.pfgc.com under Investors: Corporate Governance: Governance Documents: Code of Conduct.

31

CORPORATE GOVERNANCE

We will disclose within four business days any substantive amendments to or waivers of the Code of Conduct granted to our CEO, Chief Financial Officer, Chief Accounting Officer, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Current Report on Form 8-K with the SEC. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on our website within four business days of such determination.

Board Structure

The Board regularly reviews its leadership structure, including during the Board’s annual evaluation process, to determine the most appropriate governance structure for the Company. Mr. Holm was appointed Executive Chair on January 1, 2026, having previously served as Chairman and CEO since 2019. Beginning January 1, 2027, Mr. Holm will transition to Non-Executive Chair. Following Mr. Holm’s retirement as CEO and Mr. McPherson’s appointment as CEO on January 1, 2026, the roles of Chair and CEO are held by separate individuals. The Board of Directors believes that, at this time, the separate roles of Chair and CEO, together with the appointment of a Lead Independent Director, the independence of all Board members other than our CEO and Executive Chair and the use of executive sessions of the independent directors at each Board meeting (without the presence of Messrs. Holm or McPherson or other members of management), is appropriate for the Company. Additionally, the Board believes it is appropriate to have a Lead Independent Director while Mr. Holm serves as Executive Chair in order to provide a leadership role for our independent directors. Mr. Fernandez currently serves as our Lead Independent Director, and brings a strong understanding of the Company, our business and strategy, and our industry, as well as significant executive leadership, corporate governance, and public company experience. As disclosed on August 20, 2026, Mr. Fernandez will not stand for re-election at the Annual Meeting, following seven years of distinguished service. The independent directors of the Board elected Matthew C. Flanigan, who currently chairs the Audit and Finance Committee, to succeed Mr. Fernandez as Lead Independent Director following the Annual Meeting. Mr. Flanigan brings extensive executive, strategic, corporate governance and public company board experience through his former role as Chief Financial Officer and nine-year board member of Leggett & Platt, Incorporated, his twenty years of service as an independent director (and current Chairman) of Jack Henry & Associates, an S&P 500 leading financial technology company, and his seven years of service as an independent director of the Company, including as chair of the Audit and Finance Committee.

SELECTION OF CHAIR OF THE BOARD AND CHIEF EXECUTIVE OFFICER

The Board may select its Executive Chair and the CEO in any way the Board considers to be in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chair and CEO should be separate or combined and, if it is to be separate, whether the Chair should be selected from the independent directors. As indicated above, the Board believes that, at this time, the separation of the offices of Executive Chair and CEO, with Mr. Holm serving as Executive Chair and Mr. McPherson serving as CEO, is in the best interests of the Company. As disclosed on August 20, 2026, Mr. Holm will transition from his current role as Executive Chair to the Non-Executive Chair of the Board on January 1, 2027.

32	2026 Proxy Statement

CORPORATE GOVERNANCE

LEAD INDEPENDENT DIRECTOR

Whenever the Chair is also the CEO or is a director who does not otherwise qualify as an “independent director,” the independent directors will elect from among themselves a Lead Independent Director of the Board (“Lead Independent Director”). Following nomination by the Nominating and Corporate Governance Committee, each independent director will be given the opportunity to vote in favor of a Lead Independent Director nominee or to write in a candidate of his or her own. The Lead Independent Director will be elected by a plurality vote and will serve for a minimum of one year, or until replaced by the Board. As indicated above, Mr. Fernandez currently serves as our Lead Independent Director and, following the Annual Meeting, Mr. Flanigan will serve as our Lead Independent Director. On January 1, 2027, Mr. Holm will transition to Non-Executive Chair.

EXECUTIVE CHAIR	LEAD INDEPENDENT DIRECTOR
•
Presides over meetings of the Board
•
Presides over annual meetings of stockholders
•
Collaborates with the Lead Independent Director and management on Board meeting agendas
•
Oversees the day-to-day management of the Company with the support of our executive management team, subject to the overall direction and supervision of the Board and its committees
•
Leverages extensive knowledge of the Company and industry experience into the strategic vision for the management and direction of the Company at both the Board and management level
•
Establishes strong organizational culture of high performance and associate engagement

Effective Communication Among the Board of Directors

•
Preside over all meetings of the Board at which the Executive Chair is not present, including all executive sessions of the independent directors or the non-management directors
•
Request the inclusion of certain materials for Board meetings
•
Serve as an ex-officio member of each Board committee and attend meetings of the various committees regularly
•
Seek to ensure effective communication among the Board committees

Collaborate with Management

•
Communicate to the CEO, together with the Chair of the Compensation Committee, the results of the Board’s evaluation of CEO performance
•
Collaborate with the CEO on Board meeting agendas and approve such agendas
•
Collaborate with the CEO in determining the need for special meetings of the Board

Leadership

•
Lead the Board’s annual process of performance self-assessment, including feedback to individual directors
•
Meet with any director who is not adequately performing his or her duties as a member of the Board or any Board committee
•
Be available for consultation and direct communication if requested by major stockholders
•
Act as the liaison between the independent or non-management directors and the Executive Chair, as appropriate
•
Call meetings of the independent or non-management directors when necessary and appropriate
•
Help coordinate the efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

Under our Corporate Governance Guidelines and the rules of the NYSE, a director is not independent unless the Board of Directors affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries.

33

CORPORATE GOVERNANCE

Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board of Directors to review the independence of all directors at least annually.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board of Directors will determine, considering all relevant facts and circumstances, whether such relationship is material.

The Board of Directors has determined that each of Messrs. Dawson, Fernandez, Flanigan, Overly, Singer, Spratt and Thompson and Mses. Beck, Brown, Flanagan and Grant is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE guidelines, including with respect to committee membership. Mr. Ferguson, who resigned from the Board on August 24, 2026, was also determined to be independent in accordance with NYSE listing standards. The Board also has determined that each of Messrs. Dawson, Flanigan, Singer and Spratt and Mses. Brown and Flanagan is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each of Messrs. Fernandez, Overly and Thompson and Mses. Beck and Grant are “independent” for purposes of Section 10C(a)(3) of the Exchange Act. Mr. McPherson, as our CEO, cannot be deemed independent. Likewise, Mr. Holm, as our Executive Chair and former CEO, cannot be deemed independent.

EXECUTIVE SESSIONS

Executive sessions, which are meetings of the non-management members of the Board, are held during each regularly scheduled Board and Committee meeting. In addition, at each regularly scheduled Board meeting, the independent directors meet in a private session that excludes management and any non-independent directors. Our Lead Independent Director, Mr. Fernandez, presides at the executive sessions.

BOARD COMMITTEES

The following table summarizes the current membership of each of the Board’s committees.

	Beck	Brown	Dawson	Fernandez	Flanagan	Flanigan	Grant	Overly	Singer	Spratt	Thompson

Committees

Audit and Finance Committee		•	•		•	CHAIR			•	•
Human Capital and Compensation Committee	CHAIR			•			•	•			•
Nominating and Corporate Governance Committee	•			•			CHAIR	•			•
Technology and Cybersecurity Committee		•	•	•	•	•			•	CHAIR

Reflects committee membership as of the date of this Proxy Statement. Scott D. Ferguson previously served on the Audit and Finance Committee until his resignation on August 24, 2026.

34	2026 Proxy Statement

CORPORATE GOVERNANCE

Audit and Finance Committee

CHAIR Matthew Flanigan	Danielle Brown	William Dawson, Jr.	Laura Flanagan	David Singer	Randall Spratt

KEY DUTIES AND RESPONSIBILITIES

•
Overseeing the adequacy and integrity of our financial statements and our financial reporting and disclosure practices.
•
Overseeing the soundness of our system of internal controls to assure compliance with financial and accounting requirements.
•
Retaining and reviewing the qualifications, performance, and independence of our independent registered public accounting firm.
•
Reviewing and discussing with management and the independent registered public accounting firm prior to public dissemination our annual audited financial statements, quarterly unaudited financial statements, earnings press releases, and financial information and earnings guidance provided to analysts and rating agencies.
•
Overseeing our guidelines and policies relating to risk assessment and risk management regarding financial risks, and management’s plan for financial risk monitoring and control.
•
Overseeing our enterprise risk management program.
•
Overseeing the use of AI in enterprise data quality, financial reporting and/or forecasts, internal auditing, accounting and internal controls, and M&A.
•
Overseeing our internal audit function.
•
Reviewing and approving capital projects and mergers and acquisitions that have been delegated to the Committee for approval under the Company’s Financial Authority Policy.
•
Reviewing and approving all transactions between us and any “Related Person” (as defined in the federal securities laws and regulations) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act.
•
Preparing and issuing the report of the Committee required by the rules and regulations of the SEC to be included in our annual proxy statement.

98%

meeting attendance

8

meetings in fiscal 2026

All members of the Audit and Finance Committee have been determined to be “independent,” consistent with our Audit and Finance Committee charter, Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and audit committees in particular. The Board of Directors also has determined that each of the members of the Audit and Finance Committee is “financially literate” within the meaning of the listing standards of the NYSE. In addition, the Board of Directors has determined that each of Messrs. Flanigan and Singer qualifies as an “audit committee financial expert” as defined by applicable SEC regulations.

Our Audit and Finance Committee charter permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Audit and Finance Committee has the authority under its charter to engage independent counsel and other advisors as it deems necessary or advisable.

35

CORPORATE GOVERNANCE

Human Capital and Compensation Committee

CHAIR Barbara Beck	Manuel Fernandez	Kimberly Grant	Jeffrey Overly	Warren Thompson

KEY DUTIES AND RESPONSIBILITIES

•
Establishing and reviewing our overall compensation philosophy.
•
Overseeing the goals, objectives, and compensation of our CEO, including evaluating the performance of the CEO in light of those goals.
•
Reviewing and approving the compensation of our other executives and non-management directors.
•
Reviewing all employment, severance, and termination agreements with our executive officers.
•
Reviewing and approving, or recommending to the Board of Directors for approval, our incentive-compensation plans and equity-based plans.
•
Providing strategic review of the Company’s human capital strategies and initiatives to ensure the Company is seeking, developing, and retaining human capital appropriate to the Company’s needs.
•
Preparing and issuing the Compensation Committee Report for inclusion in our annual proxy statement.
•
Overseeing the use of AI in human capital strategies and initiatives.

100%

meeting attendance

4

meetings in fiscal 2026

Messrs. Fernandez, Overly and Thompson and Ms. Beck and Ms. Grant have been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and compensation committees in particular.

With respect to our reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis for inclusion in our annual proxy statement in accordance with applicable rules and regulations of the SEC.

The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more of our officers the authority to make awards to any non-Section 16 officer under our incentive compensation or other equity-based plans, subject to the Committee’s oversight and compliance with our equity plans and applicable law. In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.

See “Executive Compensation—Compensation Discussion and Analysis—Compensation Determination Process” and “Compensation of Directors” for a description of our process for determining executive and director compensation, including the role of our compensation consultant.

36	2026 Proxy Statement

CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee

CHAIR Kimberly Grant	Barbara Beck	Manuel Fernandez	Jeffrey Overly	Warren Thompson

KEY DUTIES AND RESPONSIBILITIES

•
Identifying and recommending nominees for election to the Board of Directors.
•
Reviewing the composition and size of the Board of Directors.
•
Overseeing an annual evaluation of the Board of Directors and each committee.
•
Regularly reviewing our corporate governance documents, including our corporate charter and bylaws and Corporate Governance Guidelines.
•
Recommending members of the Board of Directors to serve on committees of the Board.
•
Overseeing compliance with our Code of Conduct and our environment, health and safety, corporate social responsibility, environmental, corporate governance and sustainability, ethics, and quality assurance programs.
•
Overseeing the ethical use of AI, including AI in food safety, physical security and employee safety.

100%

meeting attendance

4

meetings in fiscal 2026

Each of Messrs. Fernandez, Overly and Thompson and Ms. Beck and Ms. Grant has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

The charter of the Nominating and Corporate Governance Committee permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Nominating and Corporate Governance Committee has the authority under its charter to retain outside counsel or other experts as it deems necessary or advisable.

37

CORPORATE GOVERNANCE

Technology and Cybersecurity Committee

CHAIR Randall Spratt	Danielle Brown	William Dawson, Jr.	Manuel Fernandez	Laura Flanagan	Matthew Flanigan	David Singer

KEY DUTIES AND RESPONSIBILITIES

•
Reviewing the Company’s information technology planning and strategy.
•
Reviewing significant information technology investments and expenditures.
•
Receiving reports on existing and future trends in information technology, AI and cybersecurity that may affect the Company’s strategic plans, including monitoring overall industry and macro trends.
•
Overseeing the Company’s strategy for implementing AI, the Company’s AI organizational structure, significant AI use cases and AI priorities, best practices associated with AI, use of AI by the Company’s competitors, the use of AI in the Company’s cybersecurity programs, technology systems implementing AI use across the enterprise and related AI risks.
•
Reviewing or discussing, as and when appropriate, with management (including the Chief Information Officer) the Company’s risk management and risk assessment guidelines and policies regarding information technology security, including the quality and effectiveness of the Company’s cybersecurity and the Company’s disaster recovery capabilities.
•
Reviewing or discussing, as and when appropriate, with management (including the Chief Information Officer) the Company’s cybersecurity policies, controls, and procedures, including the Company’s:
•
procedures to identify and assess internal and external cybersecurity risks,
•
controls to protect from cyberattacks, unauthorized access, or other malicious acts and risks,
•
procedures to detect, respond to, assess, and mitigate negative effects from and recover from cybersecurity attacks,
•
procedures for fulfilling applicable regulatory reporting and disclosure obligations related to cybersecurity risks, costs, and incidents, and
•
performance against these policies, procedures, and controls in actual or simulated cybersecurity events.

100%

meeting attendance

4

meetings in fiscal 2026

Each of Messrs. Dawson, Fernandez, Flanigan, Singer and Spratt and Ms. Flanagan and Ms. Brown has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

The charter of the Technology and Cybersecurity Committee permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Technology and Cybersecurity Committee has the authority under its charter to retain outside counsel or other experts as it deems necessary or advisable.

38	2026 Proxy Statement

CORPORATE GOVERNANCE

SPECIAL COMMITTEES

From time to time, the Board may form and appoint members to special committees with responsibility to address topics designated at the time of such committee formation.

Board Practices, Processes and Policies

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

The Board of Directors oversees our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and four standing committees: the Audit and Finance Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Technology and Cybersecurity Committee.

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders.

The Board of Directors evaluates the Company’s corporate governance policies and practices on a periodic basis with a view toward maintaining appropriate corporate governance practices in the context of the Company’s current business environment. Additionally, the Board seeks to align our governance practices closely with the interests of our stockholders.

The Board of Directors and management value the perspectives of our stockholders and encourage stockholders to communicate with the Board of Directors.

BOARD MEETINGS AND ATTENDANCE

The Board currently holds at least four meetings each year, with additional meetings to occur at the discretion of the Board.

All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. During fiscal 2026, the Board held 12 meetings, the Audit and Finance Committee held 8 meetings, the Compensation Committee held 4 meetings, the Nominating and Corporate Governance Committee held 4 meetings, and the Technology and Cybersecurity Committee held 4 meetings. In fiscal 2026, all incumbent directors then in office attended at least 75% of the aggregate number of meetings of the Board and of all committees on which they served during their respective terms of service. In addition, all directors then in office attended the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) (which was held virtually).

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which set forth our policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Nominating and Corporate Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by the Board of Directors.

Our Corporate Governance Guidelines, Audit and Finance, Compensation, Nominating and Corporate Governance, and Technology and Cybersecurity Committee charters, and other corporate governance information are available on our website at www.pfgc.com under Investors: Governance: Governance Documents. Any stockholder also may request them in print, without charge, by contacting the Secretary of Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

39

CORPORATE GOVERNANCE

DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS

The Board recognizes that service on other public company boards provides directors valuable experience that benefits the Company. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the Board. Directors must advise the Lead Independent Director and the CEO before accepting membership on other public company boards of directors or other commitments that would require a significant amount of time involving a directorship or an affiliation with other businesses, non-profit entities, or governmental units.

Our Corporate Governance Guidelines provide that, unless Board approval is obtained:

•
no director will serve on more than four public company boards (including the Company’s Board);
•
no member of the Audit and Finance Committee will simultaneously serve on more than three public company audit committees (including the Company’s Audit and Finance Committee); and
•
directors who also serve as CEOs or in equivalent positions generally should not serve on more than two outside public company boards.

BOARD PERFORMANCE EVALUATIONS

The Board, acting through the Nominating and Corporate Governance Committee, conducts a self-evaluation at least annually to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee periodically considers the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Each committee of the Board conducts a self-evaluation at least annually and reports the results to the Board. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter. In fiscal 2026, a third-party evaluation firm met with members of the Board to facilitate a discussion of the Board’s and each committee’s performance. The feedback from the third-party evaluation firm was considered by the Board and, where appropriate, the Board recommended enhancements to its practices based on such feedback. As an additional part of the self-assessment process, the Lead Independent Director also discussed with each non-management director the performance of the Board and its committees.

1

CONDUCT EVALUATION

Members of the Board and each Board committee participate in the formal evaluation process, responding to questions designed to elicit information to be used in improving Board and committee effectiveness.

2

REVIEW FEEDBACK IN EXECUTIVE SESSIONS

Director feedback solicited from the formal self-evaluation process is discussed during Board and committee executive sessions and, where appropriate, addressed with management.

3

ONE-ON-ONE DISCUSSIONS WITH LEAD INDEPENDENT DIRECTOR

In addition to the formal annual Board and committee evaluation process, our Lead Independent Director speaks with each Board members, and receives input regarding Board and committee practices. Throughout the year, committee members also have the opportunity to provide input directly to committee chairs or to management.

4

RESPOND TO DIRECTOR INPUT

In response to feedback from the evaluation process, the Board and the committees work with management to take concrete steps to improve policies, processes, and procedures to further Board and committee effectiveness.

40	2026 Proxy Statement

CORPORATE GOVERNANCE

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Management, working with the Board, provides an orientation process for new directors and coordinates director continuing education programs. The orientation programs are designed to familiarize new directors with the Company’s businesses, strategies and challenges and to assist new directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities. As part of the onboarding process, new directors meet individually with members of senior management and visit our facilities.

As appropriate, management prepares additional educational sessions for directors on matters relevant to the Company and its business, such as with respect to the global economy, activism, artificial intelligence, and cybersecurity. Directors are also encouraged to participate in educational programs relevant to their responsibilities, including programs conducted by universities and other educational institutions, such as the National Association of Corporate Directors.

TRANSACTIONS WITH RELATED PERSONS

The Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our “related person transaction policy.” Our related person transaction policy requires that (i) any “related person transaction” (defined as any transaction, consistent with Item 404(a) of Regulation S-K, in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) be approved by an approving body comprised of the disinterested members of our Board of Directors or any committee of the Board of Directors (provided that a majority of the members of the Board of Directors or such committee, respectively, are disinterested) and (ii) any employment relationship or transaction involving an executive officer and any related compensation be approved by the Compensation Committee or recommended by the Compensation Committee to the Board of Directors for its approval. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

FMR LLC (“Fidelity”) filed a Schedule 13G/A with the SEC on November 4, 2025 stating that it holds approximately 7.1% of the Company’s stock. An affiliate of Fidelity provides investment management and record keeping services to the Company’s 401(k) Plan. The participants in the 401(k) Plan paid $1,186,455 for record keeping services and $1,550,030 for investment management services to Fidelity in fiscal 2026. The investment management agreement was entered into on an arm’s-length basis.

Benjamin Hoskins, son of Craig Hoskins, our former Executive Vice President and Chief Development Officer, is employed by the Company as Vice President, Sales (Vistar). In fiscal 2026, he received total compensation of approximately $370,500, including salary, bonus, and customary employee benefits. Jake Hoskins, son of Craig Hoskins, our former Executive Vice President and Chief Development Officer, is employed by the Company as Manager, National Accounts. In fiscal 2026, he received total compensation of approximately $139,797 including salary, bonus, and customary employee benefits. The compensation for each of Messrs. Benjamin and Jake Hoskins is commensurate with their peers’ compensation and established in accordance with the Company’s compensation practices applicable to employees with equivalent qualifications, experience, and responsibilities.

Cooperation Agreement with Sachem Head

On September 23, 2025, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Sachem Head Capital Management LP, Sachem Head LP and certain of their affiliates (collectively, “Sachem Head”). Pursuant to the Cooperation Agreement, the Company appointed Mr. Ferguson to the Board and the Audit and Finance Committee. Mr. Ferguson resigned from the Board and all Board committees on which he served, effective August 24, 2026. Pursuant to the terms of the Cooperation Agreement, the Standstill Termination Date (as defined therein) occurred on September 13, 2026, 20 days following Mr. Ferguson’s resignation from the Board. As of the Standstill Termination Date, certain provisions of the Cooperation Agreement terminated, including any obligations on the part of Sachem Head to vote its shares in accordance with the Board’s recommendations or abide by the standstill restrictions set forth therein.

41

BETTER FOR YOU

Our commitment to our customers through safe, reliable products and consistent service they can trust.

FOCUS AREAS:

•
Food safety and product quality: Managing food safety and quality through strong standards, regular audits, and clear controls.
•
Customer trust and transparency: Upholding customer trust through responsive service and transparent business practices.

BETTER FOR THE PLANET

Our commitment to reducing environmental impacts throughout our operations and supply chain.

FOCUS AREAS:

•
Operational performance: Reducing environmental impacts across fleet and facility operations, including emissions and energy use.
•
Responsible sourcing: Engaging with suppliers to advance responsible sourcing and strengthen standards in high-impact categories.

OUR

SUSTAINABILITY

PRIORITIES

Sustainability

Our culture is the foundation of how we operate and how we show up for one another, our customers, and the communities we serve. It guides how we build, support, and retain a talented and engaged workforce, and it shapes the decisions we make every day across our business.

Our sustainability priorities are closely aligned with our value We Believe in Better for All, which is reflected in our Code of Conduct and embedded across our value chain, from sourcing and logistics to product delivery and community engagement.

PFG’s culture is grounded in five core values:

•
We Do the Right Thing
•
We Deliver for Our Customers
•
We Win as a Team
•
We Embrace Change with Courage
•
We Believe in Better for All

BETTER FOR OUR PEOPLE

Our commitment to creating safe, supportive workplaces and strengthening the communities we serve.

FOCUS AREAS:

•
Workforce safety and development: Maintaining safe workplaces and helping employees build skills for the future.
•
Community impact: Strengthening communities through partnerships that expand food access and address essential needs.

CORPORATE GOVERNANCE

42	2026 Proxy Statement

Compensation OF DIRECTORS

Compensation of Directors

Each of our non-employee directors is entitled to annual compensation as follows:

•
Cash retainer of $110,000, payable in quarterly installments in arrears;
•
Additional cash retainer payable in quarterly installments in arrears for serving as the chair of a committee as follows:
•
$30,000 annual fee for the Audit and Finance Committee chair;
•
$25,000 annual fee for the Compensation Committee chair;
•
$20,000 annual fee for the Nominating and Corporate Governance Committee chair; and
•
$15,000 annual fee for the Technology and Cybersecurity Committee chair;
•
Equity retainer of $195,000 in the form of (i) restricted stock units vesting in full on the earlier of: (a) the first anniversary of the date of grant and (b) the next regularly scheduled annual meeting of stockholders of the Company following the date of grant and subject to accelerated vesting in the event of a “change in control,” or (ii) deferred stock units that are settled on the earlier of (a) the date of a “separation from service” from the Company (within the meaning of Treasury Regulation § 1.409A-1(h) or successor guidance thereto) or (b) the occurrence of a “change in control”; and
•
Additional equity retainer of $100,000 on the same terms as described above for serving as the Lead Independent Director.

Non-employee directors may defer all or a portion of their cash retainer, including additional fees paid to committee chairs, under the Performance Food Group Company Deferred Compensation Plan. Please see “Executive Compensation - Non-Qualified Deferred Compensation Plan” for more information. Non-employee directors may also elect to receive their cash retainer, including any additional fees paid to the committee chairs, in restricted stock units or deferred stock units on the same terms as described above, in lieu of cash. During fiscal 2026, if a director made this election, we granted restricted stock units or deferred stock units (as applicable) on the same date and on the same terms that restricted stock units or deferred stock units (as applicable) were granted for the non-employee directors’ annual equity retainer.

Director Compensation for Fiscal 2026

The table below provides compensation information for our non-employee directors for the fiscal year ended June 27, 2026.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
BARBARA J. BECK(3)	—	330,047	330,047
DANIELLE M. BROWN(4)	55,000	195,062	250,062
WILLIAM F. DAWSON, JR.	108,750	195,062	303,812
SCOTT D. FERGUSON(5)	84,808	195,062	279,870
MANUEL A. FERNANDEZ	108,750	295,033	403,783
LAURA FLANAGAN	108,750	195,062	303,812
MATTHEW C. FLANIGAN	137,500	195,062	332,562
KIMBERLY S. GRANT	128,750	195,062	323,812
JEFFREY M. OVERLY	108,750	195,062	303,812
DAVID V. SINGER	108,750	195,062	303,812
RANDALL N. SPRATT	123,750	195,062	318,812
WARREN M. THOMPSON	108,750	195,062	303,812

(1)
Amounts reported reflect cash retainer fees earned by our non-employee directors during fiscal 2026.

43

Compensation OF DIRECTORS

(2)
Represents the grant date fair value of restricted stock units, calculated in accordance with FASB ASC Topic 718, issued to our non-employee directors on November 19, 2025. The aggregate number of restricted stock units outstanding or deferred stock units, as applicable, as of June 27, 2026, for our non-employee directors was as follows: 3,516 deferred stock units for Ms. Beck, 2,078 restricted stock units for Ms. Brown, 2,078 deferred stock units for Mr. Dawson, 2,078 restricted stock units for Mr. Ferguson, 3,143 deferred stock units for Mr. Fernandez, 2,078 restricted stock units for Ms. Flanagan, 2,078 restricted stock units for Mr. Flanigan, 2,078 restricted stock units for Ms. Grant, 2,078 deferred stock units for Mr. Overly, 2,078 restricted stock units for Mr. Singer, 2,078 restricted stock units for Mr. Spratt, and 2,078 restricted stock units for Mr. Thompson.
(3)
Ms. Beck elected to receive her fiscal 2026 cash retainer in deferred stock units.
(4)
Ms. Brown elected to participate in the Deferred Compensation Plan with respect to half of her fiscal 2026 cash retainer.
(5)
Mr. Ferguson was appointed to the Board of Directors on September 23, 2025 and resigned from the Board on August 24, 2026. In connection with Mr. Ferguson’s resignation, Mr. Ferguson forfeited his fiscal 2026 non-employee director stock award.

Stock Ownership Guidelines

DIRECTORS

To align the interests of the Board of Directors with those of our stockholders, the Board of Directors believes that the non-employee members of the Board of Directors (the “Covered Directors”) should have a significant financial stake in the Company’s stock. To further that goal, we implemented stock ownership guidelines for our non-employee directors (the “Director Guidelines”). The Covered Directors are required to hold a specific level of equity ownership as outlined below:

Covered Directors’ Stock Ownership Multiples

The stock ownership level under the Director Guidelines, expressed as a multiple of the Covered Director’s annual cash retainer, is five times each Covered Director’s annual cash retainer.

5 times annual cash retainer

Retention Requirement

There is no required time period within which a Covered Director must attain the applicable stock ownership level under the Director Guidelines. However, until the applicable ownership level is achieved, a stock retention requirement of 100% of shares will apply.

100% of shares

The shares counted toward these ownership requirements include shares of common stock owned by the Covered Director and outstanding restricted stock, restricted stock units and deferred stock units.

These ownership requirements are set at levels that the Company believes are reasonable given the Covered Directors’ annual cash retainers. In addition, Meridian Compensation Partners, LLC, the independent compensation advisor to the Compensation Committee, reviewed our Director Guidelines and confirmed that they are consistent with the corresponding practices of our peer group. As of September 30, 2026, each of our directors has met the applicable ownership level, except for Ms. Brown, who was appointed as a director on June 28, 2024.

44	2026 Proxy Statement

Ratification of Independent Registered Public Accounting Firm

Your Board of Directors recommends that you vote “FOR”

the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2027.

PROPOSAL 02

Audit Matters

Audit Matters

The Audit and Finance Committee has selected Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for fiscal 2027. In selecting Deloitte, the Audit and Finance Committee evaluated Deloitte’s technical competence, knowledge of our industry, quality of services, reputation and communication with management and the Audit and Finance Committee. The Audit and Finance Committee also confirmed Deloitte’s independence and evaluated the firm’s quality control procedures. The Audit and Finance Committee believes that the retention of Deloitte is in the best interests of the Company and its stockholders.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of Deloitte is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and the representative is expected to be available to respond to appropriate questions.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Deloitte unless you specify otherwise.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Deloitte, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates for the fiscal years ended June 27, 2026 and June 28, 2025:

	2026	2025
Audit fees(1)	$4,088,000	$3,400,000
Audit-related fees(2)	410,000	815,000
Tax fees(3)	251,668	495,550
All other fees(4)	30,311	30,311
Total:	$4,779,979	$4,740,861

(1)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and the reviews of financial statements, and the audit of the Company’s internal control over financial reporting. The fees are for services that are normally provided in connection with statutory or regulatory filings or engagements.
(2)
Includes fees billed in each of the last two fiscal years for services performed that are related to the Company’s SEC filings (including costs relating to the Company’s Registration Statement on Form S-3 in November 2025), the Company’s issuance of debt, and other research and consultation services.

45

Audit Matters

(3)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.
(4)
Includes fees related to the Company’s subscription to access online interpretive accounting guidance and pre-implementation evaluation services for the Company’s planned Enterprise Resource Planning conversion.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and the Audit and Finance Committee’s charter, the Audit and Finance Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit and Finance Committee has established procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement.

Report of the Audit and Finance Committee

The Audit and Finance Committee operates pursuant to a charter that is reviewed annually by the Audit and Finance Committee. A brief description of the primary responsibilities of the Audit and Finance Committee is included in this Proxy Statement under “Board Structure—Board Committees—Audit and Finance Committee.” Under the Audit and Finance Committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with GAAP.

In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit and Finance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards adopted by the Public Company Accounting Oversight Board and the SEC. In addition, the Audit and Finance Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit and Finance Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended June 27, 2026 filed with the SEC.

Submitted by the Audit and Finance Committee of the Board of Directors:

Matthew C. Flanigan, Chair

Danielle M. Brown

William F. Dawson, Jr.

Scott D. Ferguson(1)

Laura Flanagan

David V. Singer

Randall N. Spratt

(1)
Scott D. Ferguson resigned from the Board and the committee on which he served on August 24, 2026.

46	2026 Proxy Statement

Executive Officers of the Company

Executive Officers of the Company

Set forth below is certain information regarding each of our executive officers other than Mr. Holm, our Executive Chair, and Mr. McPherson, our President and Chief Executive Officer, whose biographical information is presented under “Nominees for Election to the Board of Directors.”

Donald S. Bulmer

EXECUTIVE VICE PRESIDENT AND CHIEF INFORMATION OFFICER

Don Bulmer, age 61, was named PFG’s Executive Vice President and Chief Information Officer in March 2019, after serving on the senior leadership team of Vistar Corporation (“Vistar”) as Vice President of Corporate Information Technology for six years. Before joining Vistar, he held IT leadership roles in multiple industries, including ProBuild Holdings, the nation’s largest supplier of building materials; Gates Corporation, a manufacturer/ distributor of automotive parts; and Nupremis Inc., a start-up that provided hosting and managed services. Mr. Bulmer earned a bachelor’s degree in economics from Colorado State University and a master’s degree in management information systems from the University of Colorado at Denver.

Erika T. Davis

EXECUTIVE VICE PRESIDENT AND CHIEF HUMAN RESOURCES OFFICER

Erika Davis, age 62, joined Performance Food Group in July 2019. She has served as our Executive Vice President and Chief Human Resources Officer since 2019. Prior to joining the Company, she was with Owens & Minor, Inc., a global healthcare services company for 26 years. At Owens & Minor, Ms. Davis served in senior leadership roles including Chief Administrative Officer, Corporate Chief of Staff, Administration & Operations leader and Human Resources leader – a position she held for 12 years. Ms. Davis is a Certified Compensation Professional and holds a bachelor’s degree from the University of Richmond and a master’s in Public Administration from the University of North Carolina at Chapel Hill.

H. Patrick Hatcher

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Patrick Hatcher, age 56, was promoted to Executive Vice President and Chief Financial Officer of Performance Food Group in August 2022 and fully transitioned to the role in January 2023. Previously, he served as the President & Chief Operating Officer of Vistar since January 2021. He joined Vistar in 2010, and during his time with Vistar, he also held the roles of Senior Vice President of Sales & Marketing and Chief Financial Officer. Prior to joining Vistar, Mr. Hatcher was the Director of Integration at MillerCoors, where he was responsible for driving sales and profitability. He also served as Director of Sales and Marketing Finance with Coors Brewing Company. He earned a bachelor’s degree in International Relations from Bucknell University and a master’s degree in Business Administration from Washington University’s Olin School of Business.

A. Brent King

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Brent King, age 57, joined PFG as Executive Vice President, General Counsel and Secretary in March 2016. Prior to that, Mr. King most recently served as Vice President, General Counsel and Secretary for Tredegar Corporation, a global manufacturer of plastic films and aluminum extrusions. He previously was Vice President and General Counsel for Hilb Rogal and Hobbs Company, a publicly traded insurance and risk management broker (currently part of Willis Towers Watson). Mr. King began his career as a partner with the Williams Mullen law firm, where he practiced extensively in corporate law, capital formation, securities regulation, mergers, acquisitions and divestitures. Mr. King holds a bachelor’s degree in International Relations from the University of Virginia and a Juris Doctor degree from the University of Richmond School of Law.

47

WHO WE ENGAGE

HOW WE ENGAGE

During fiscal 2026, we engaged with stockholders representing over 70% of our outstanding shares and 80% of our outstanding shares actively managed by institutional investors. Below is a selected sample of our engagements with our stockholders and the investment community during the fiscal year.

• Company-hosted investor meetings, both in-person and virtual

• Annual Meeting of Stockholders

• Quarterly and annual reporting and disclosures

• Quarterly investor calls, non-deal roadshows and other investor-led conferences and presentations

• Institutional and retail stockholders

• Institutional bond holders

• Equity and fixed income research analysts

• Bond rating agencies

• Sustainability and governance thought leaders

WHO IS INVOLVED

topics of engagement

• Executive leadership team

• Senior management

• Independent directors

• Subject matter experts

We engage in a broad range of business topics in interactions with stockholders, including business strategy; business performance and execution; executive compensation; corporate governance; sustainability; human capital management; and Company culture.

FISCAL 2026 COMMUNICATION & ENGAGEMENT
HIGHLIGHTS

September 2025 • Wells Fargo Consumer Conference November 2025 • 1st-Quarter Fiscal 2026 Earnings • 2025 Annual Meeting December 2025 • Barclays Eat Sleep Play Conference	February 2026 • 2nd-Quarter Fiscal 2026 Earnings • JPM High Yield Conference March 2026 • Non-Deal Roadshow

May 2026

• 3rd-Quarter Fiscal 2026 Earnings

•   BMO Farm to Market Conference

June 2026

• Deutsche Bank Consumer Conference

• Jefferies Consumer Conference

August 2026

• 4th-Quarter and Full-Year Fiscal 2026 Earnings

Stockholder Engagement

Stockholder Engagement

We believe that maintaining a dialogue with stockholders, bondholders, and sell-side analysts is critical to understanding their perspectives. We engage with our stockholders through various channels, including industry conferences, non-deal roadshows, and investor meetings. The events are typically attended by our President & CEO, Executive Vice President and Chief Financial Officer, Senior Vice President of Investor Relations and, on certain occasions, other members of our business and financial leadership team.

48	2026 Proxy Statement

\

Your Board of Directors recommends that you vote “FOR”

the approval of the compensation paid to our named

executive officers.

PROPOSAL 03:

Advisory Vote on Named Executive Officer Compensation

Executive Compensation

Executive Compensation

We are providing our stockholders with the opportunity to express their opinions on our executive compensation program through a non-binding advisory vote to approve the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are non-binding and advisory in nature, the Board and the Compensation Committee intend to carefully consider the results of this vote.

The text of the resolution in respect of Proposal No. 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.”

In considering their vote, stockholders should review with care the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis on pages 50– 67, as well as the discussion regarding the Compensation Committee on page 36.

We currently intend to hold the next non-binding advisory vote to approve the compensation of our named executive officers at our 2027 Annual Meeting, unless the Board modifies its policy of holding this vote on an annual basis.

49

Executive Compensation

Report of the Human Capital and Compensation Committee

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended June 27, 2026.

Submitted by the Human Capital and Compensation Committee of the Board of Directors:

Barbara J. Beck, Chair

Manuel A. Fernandez

Kimberly S. Grant

Jeffrey M. Overly

Warren M. Thompson

Compensation Committee Interlocks and Insider Participation

During fiscal 2026, none of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of the Board of Directors or Compensation Committee.

50	2026 Proxy Statement

Executive Compensation

Compensation Discussion and Analysis

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our Executive Chair and Former CEO, our President and CEO, our Executive Vice President and Chief Financial Officer and each of our three other most highly compensated executive officers who served in such capacities at the end of our fiscal year ended June 27, 2026, collectively known as the “Named Executive Officers” or “NEOs.”

Our Named Executive Officers for fiscal 2026 were:

George L. Holm	Scott E. McPherson
EXECUTIVE CHAIR	PRESIDENT AND CHIEF EXECUTIVE OFFICER

H. Patrick Hatcher	Erika T. Davis
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER	EXECUTIVE VICE PRESIDENT AND CHIEF HUMAN RESOURCES OFFICER

A. Brent King	Don S. Bulmer
EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY	EXECUTIVE VICE PRESIDENT AND CHIEF INFORMATION OFFICER

Leadership Changes

Effective January 1, 2026, George L. Holm retired from his position as Chief Executive Officer and Scott E. McPherson was appointed President and Chief Executive Officer of the Company. The Board also appointed Mr. Holm, the former Chairman of the Board, as Executive Chair of the Board, effective January 1, 2026.

On January 5, 2026, Craig H. Hoskins retired from his position as Executive Vice President and Chief Development Officer of the Company. Mr. Hoskins will remain as a consultant to the Company through December 31, 2026.

EXECUTIVE SUMMARY

Our compensation philosophy is to maintain effective compensation programs that are as simple and flexible as possible and that permit us to make responsive adjustments to changing market conditions and other internal and external factors. We strive to provide fair and competitive compensation that enables us to attract and retain high caliber executive talent necessary to achieve the continued growth and success of our business. Further, in designing our executive compensation programs, we intend to align executive officer compensation with stockholders’ interests, recognize individual accomplishments and contributions to our successful performance and align executive management behind common objectives tied to overall Company performance.

51

$8.1B

GROSS PROFIT

$67.8B

NET SALES

5.1%

CASE VOLUME GROWTH

$359.3M

NET INCOME

$2.29

DILUTED EPS

$4.55

ADJUSTED DILUTED EPS

GENERATED CASE VOLUME GROWTH

For fiscal 2026, total case volume increased 5.1% compared to the prior fiscal year. Total organic case volume grew 2.8% compared to the prior fiscal year, due to a 5.9% increase in organic independent cases, growth in Performance Brands cases, and growth in cases sold to Foodservice’s Chain business.

INCREASED NET SALES

Net sales for fiscal 2026 increased 7.2% to $67.8 billion. The increase in net sales was driven by an increase in organic cases sold, including a favorable shift in mix of cases sold, acquisitions, including the acquisition of Cheney Bros., Inc., and an increase in selling price per case as a result of inflation.

IMPROVED GROSS PROFIT

Gross profit for fiscal 2026 increased 9.1% to $8.1 billion compared to the prior year primarily due to growth and mix of cases sold, including growth in the independent channel which generates higher gross profit due to additional services provided, acquisitions, including the acquisition of Cheney Bros., Inc., and vendor rebates and promotional incentives.

In determining the compensation of our executive officers, the Compensation Committee evaluates total overall compensation, as well as the mix of salary, cash bonus incentives, equity incentives and other components, using a number of factors including the following:

•
compensation fairness and competitiveness among our peer group and industry, as well as retention considerations;
•
our financial and operating performance, measured by the attainment of strategic objectives and operating results at the Company level and, in certain circumstances, the business unit level;
•
the duties, responsibilities, performance and contributions of each executive officer tied to the achievement of critical long-term strategic initiatives; and
•
historical cash and equity compensation levels.

Business Highlights for Fiscal 2026

NET INCOME

The Company recorded net income of $359.3 million for fiscal 2026 compared to net income of $340.2 million for the prior fiscal year. The increase was primarily driven by increases in gross profit and other income due to unrealized gains on fuel collars, partially offset by increases in operating expenses and interest expense.

DILUTED EPS Diluted EPS increased 5.0% to $2.29 in fiscal 2026 compared to $2.18 for the prior fiscal year.

ADJUSTED DILUTED EPS(1)

Adjusted Diluted EPS increased 1.6% to $4.55 in fiscal 2026 compared to $4.48 for the prior fiscal year.

(1) Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most comparable financial measures calculated in accordance with GAAP.

Executive Compensation

52	2026 Proxy Statement

COMPETITIVE COMPENSATION

ALIGNMENT WITH STOCKHOLDER INTERESTS

PAY FOR PERFORMANCE

Executive compensation is structured to include elements that link executives’ financial rewards to stockholder returns.

A significant portion of each executive’s compensation is “at-risk” and tied to overall Company, business unit and individual performance.

We believe our executive compensation program provides a fair and competitive compensation opportunity that enables us to attract and retain high-caliber executive talent. We reward our executives appropriately for their contributions to our successful performance.

Executive Compensation

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES AND OVERVIEW

Our current executive compensation program is intended to achieve two fundamental objectives:

•
attract, motivate and retain high-caliber talent; and
•
align executive compensation with achievement of our overall business goals and stockholder interests.

In structuring our current executive compensation program, we are guided by the following basic philosophies:

As described in more detail below, the material elements of our executive compensation program for NEOs include base salary, a cash incentive opportunity, a long-term equity incentive opportunity and broad-based employee benefits. The NEOs may also receive severance payments and other benefits in connection with certain terminations of employment or a change in control of the Company. These individual compensation elements are intended to create a total compensation package for each NEO that we believe achieves our compensation objectives and provides competitive compensation opportunities.

Fiscal 2026 Executive Total Targeted Compensation Mix

ALL NEO COMPENSATION MIX

Base Salary: Compensation to recognize ongoing performance of job responsibilities.

Cash Incentive Opportunity: Compensation “at-risk” and designed to encourage the achievement of annual business goals.

Long-Term Equity Incentive Opportunity: Compensation “at-risk” and designed to encourage the creation of stockholder value and the achievement of long-term business goals.

53

Executive Compensation

CEO COMPENSATION MIX	OTHER NEO COMPENSATION MIX

Compensation Practices

WHAT WE DO

Performance-Driven Pay: We allocate a significant ratio of target executive compensation opportunities to performance-based equity incentives that deliver value only if we achieve preset rigorous annual and long-term performance goals tied to stockholder value.

Pay Aligned to Peers: We evaluate median compensation levels and benchmark market data of our peer group companies when making executive compensation decisions.

Annual Say-on-Pay: We hold an annual advisory Say-on-Pay vote concerning executive compensation, with 97%+ stockholder support over the past 5 years.

Clawbacks: Our clawback policy subjects sign-on grants, incentive cash, and/or equity awards to clawbacks in the event of a financial statement restatement or an error in the calculation of such incentive-based or equity-based compensation, regardless of fraud or misconduct.

Stock Ownership Requirements: We apply mandatory stock ownership guidelines for executive officers and directors.

Independent Compensation Consulting Firm Reports Directly to the Compensation Committee: Our Compensation Committee engages an independent compensation consulting firm, that does not provide any other services to our Company, to provide counsel, make recommendations and evaluate risk in our compensation programs.

Double-Trigger Severance Agreements: We maintain double-trigger equity award vesting acceleration upon involuntary termination following a change in control (“CIC”).

Robust insider trading requirements and restrictions: We maintain a Securities Trading Policy requiring directors, executive officers and certain other employees to pre-clear transactions in our securities with the General Counsel.

Annual Compensation Risk Assessment: We perform an annual risk assessment of our compensation programs with the assistance of our independent compensation consulting firm.

54	2026 Proxy Statement

Executive Compensation

WHAT WE DON’T DO

No excise tax gross-ups upon a CIC for executive officers.

No modified single-trigger or single-trigger CIC severance agreements (we only use double-trigger CIC severance provisions).

No uncapped incentive compensation opportunities.

No hedging of shares by our directors or employees, including our executive officers.

No pledging of shares by our directors or executive officers.

No excessive perquisites.

No repricing of underwater stock options.

SAY ON PAY VOTE

In fiscal 2026, the Compensation Committee considered the outcome of the stockholder advisory vote on fiscal 2025 executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program and policies for fiscal 2026. Our stockholders voted at our 2025 Annual Meeting, in a non-binding, advisory vote, on the fiscal 2025 compensation paid to our NEOs. Approximately 98% of the votes were cast in favor of the Company’s fiscal 2025 NEO compensation decisions. After considering the results of the vote and other factors, the Compensation Committee decided to retain the compensation structure that we used in fiscal 2025.

98% At our 2025 Annual Meeting, stockholders showed strong support for our executive compensation programs with approximately 98% of the votes cast approving our advisory resolution.

SAY ON FREQUENCY VOTE

We provide our stockholders with the opportunity to vote on the frequency of say on pay voting at least once every six years. Our stockholders voted at our 2022 Annual Meeting, in a non-binding, advisory vote, on the frequency of say on pay voting. Approximately 98% of the votes were cast in favor of our holding an annual say on pay vote. We expect our next say on frequency vote to be held at our 2028 Annual Meeting of Stockholders.

55

The material elements of our executive compensation program for NEOs include base salary, an annual cash incentive opportunity, a long-term equity incentive opportunity, and broad-based employee benefits. We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives.

ANNUAL INCENTIVE

LONG-TERM INCENTIVE

BASE SALARY

Base salary is the only fixed component of our executive compensation program for our NEOs. Base salaries (and any adjustments thereto) are determined each year at the discretion of the Compensation Committee based on performance, market competitiveness, and other relevant considerations.

The annual incentive plan (“AIP”) is a cash bonus program based on achievement against pre-established financial and strategic targets. The components of the fiscal 2026 AIP were as follows:

•
Net Sales (40%)
•
Adjusted EBITDA (40%)
•
Strategic Initiatives (20%)

Annual equity grants directly link executive compensation to stockholder value. For fiscal 2026, the weight of stock awards to our NEOs was as follows:

•
Time-based restricted stock (40%)
•
Performance share awards tied to multi-year relative total shareholder return results (60%)

ELEMENTS OF EXECUTIVE COMPENSATION

Executive Compensation

Executive Compensation ELEMENTS

BASE SALARY AND YEAR OVER YEAR CHANGE

Base salaries are an important element of compensation because they provide the NEOs with a base level of income, which ensures a level of financial security, and promotes attraction and retention of top talent. Base salaries also form the basis for the calculation of the NEOs’ annual incentive plan award. During fiscal 2026, as a result of the evaluation described below under “—Compensation Determination Process,” the Compensation Committee determined to increase the base salary for each of our NEOs except for Mr. Holm as outlined in the table below.

Name	2026 Base Salary ($)	2025 Base Salary ($)	Change in Base Salary (%)
SCOTT E. MCPHERSON (1)	1,000,000	750,000	33.3%
GEORGE L. HOLM (2)	600,000	1,200,000	(50.0)%
H. PATRICK HATCHER	725,000	682,500	6.2%
ERIKA T. DAVIS	600,000	567,000	5.8%
A. BRENT KING	600,000	567,000	5.8%
DONALD S. BULMER	585,000	567,000	3.2%

(1)
Mr. McPherson’s base salary increased from $750,000 to $800,000 as a part of the Compensation Committee’s annual compensation review in August 2025. Subsequently, in connection with Mr. McPherson’s appointment to Chief Executive Officer and President, effective as of January 1, 2026, the Board approved an increase in Mr. McPherson’s base salary from $800,000 to $1,000,000.
(2)
In connection with Mr. Holm’s appointment to Executive Chair of the Board, effective January 1, 2026, the Board approved a reduction in Mr. Holm’s annual salary from $1,200,000 to $600,000 for the remainder of fiscal 2026.

56	2026 Proxy Statement

AIP

Payout

Earned

Amount as

% of Target

Base

Salary

Target

Percentage

Executive Compensation

CASH BONUS OPPORTUNITIES

Annual Cash Bonus Opportunity

The AIP is a cash bonus program in which all of our NEOs are eligible to participate. The primary purpose of the AIP is to focus management on key measures that drive financial performance and provide competitive bonus opportunities tied to the achievement of our financial and strategic growth objectives.

Fiscal 2026 AIP

The Compensation Committee annually establishes a target annual bonus as a percentage of base salary, which may be adjusted in connection with an NEO’s promotion, performance or based upon competitive conditions. For our NEOs, the target opportunity for AIP awards was based on the following components as compared to pre-established targets: (i) net sales growth for fiscal 2026 (40% of the overall AIP), (ii) Adjusted EBITDA growth for fiscal 2026 (40% of overall AIP) and (iii) strategic initiatives (20% of overall AIP). Payouts related to each metric for the fiscal 2026 AIP had a range from 50% of target payout upon achieving a threshold performance level to 200% of target payout upon achieving the maximum performance level.

We believe that tying part or all of the NEOs’ bonuses to Company-wide performance goals encourages collaboration across the executive leadership team. We believe using net sales increases accountability of the financial health of the Company and more closely aligns with the focus of stockholders. We use Adjusted EBITDA as a measure of financial performance because we believe that it provides a reliable indicator of our strategic growth and the strength of our cash flow and overall financial results.

With respect to the strategic initiatives performance measure, the Compensation Committee designed the achievement of strategic goals to be challenging, but achievable with strong and consistent performance. The strategic goals were based on the completion of certain enterprise initiatives to support the Company’s growth and enhance long-term stockholder value, including safety improvement and increases in Foodservice cases sold to Convenience customers.

HOW AIP IS CALCULATED

57

Executive Compensation

The payout percentage of target earned for the AIP was determined by calculating our actual achievement against the performance targets based on the pre-established goals set forth in the following table:

PERFORMANCE MEASURE	METRICS	TARGET PAYOUT OF THE OVERALL AIP	THRESHOLD	TARGET	MAXIMUM	PAYOUT OF % OF TARGET
Profitability	Net Sales					200%
	Adjusted EBITDA					95.6%
Strategic Initiatives	Accidents per Million Miles Improvement					160.9%
	Recordable Case Rates Improvement
	Foodservice into Convenience
Total		100%				150.4%

As noted in the table above, the net sales goal was exceeded based on actual performance versus the pre-established target, although adjusted EBITDA actual results were slightly below the pre-established target. In addition, the Compensation Committee confirmed achievement above target of the safety strategic initiatives metrics (weighted 25% of the strategic initiatives portion of the AIP) based upon year-over-year improvement in accidents per million miles with achievement of 156.6% and recordable case rates versus pre-established targets with achievement of 170.6%. The Compensation Committee further confirmed achievement of 160.0% of the Foodservice into Convenience strategic initiative metric (weighted 75% of the strategic initiatives portion of the AIP) based upon increases in Foodservice cases sold to Convenience customers against pre-established targets. The weighted results of the safety and Foodservice into Convenience metrics produced an overall strategic initiatives achievement of 160.9%.

NOTES:

•
The maximum payout for all metrics is 200% of target. Net sales and Adjusted EBITDA financial metrics were achieved at 200.0% and 95.6%, respectively, as shown above. Strategic initiatives performance metrics were achieved at 160.9% as shown above.
•
Net Sales is defined as fiscal 2026 gross sales plus excise taxes minus sales returns and minus sales incentives that we offer to our customers, such as rebates and discounts that are offsets to gross sales.
•
Adjusted EBITDA is defined as fiscal 2026 net income before interest expense, income taxes and depreciation and amortization, further adjusted to exclude certain items.

58	2026 Proxy Statement

Executive Compensation

The following table illustrates the calculation of the cash bonus paid to each NEO under the fiscal 2026 AIP in light of these performance results and achievement of strategic objectives.

	Full Fiscal Year 2026 Base Salary(1)	Target Bonus %(2)	AIP Target Opportunity	Payout % of Target	Fiscal Year 2026 AIP Payout
SCOTT E. MCPHERSON Chief Executive Officer & President	$897,802	143%	$1,285,385	150.4%	$1,933,218
GEORGE L. HOLM Executive Chair	$906,593	141%	$1,274,505	150.4%	$1,916,856
H. PATRICK HATCHER EVP & Chief Financial Officer	$725,000	100%	$725,000	150.4%	$1,090,400
ERIKA T. DAVIS EVP & Chief Human Resources Officer	$600,000	100%	$600,000	150.4%	$902,400
A. BRENT KING EVP, General Counsel & Secretary	$600,000	100%	$600,000	150.4%	$902,400
DONALD S. BULMER EVP & Chief Information Officer	$585,000	100%	$585,000	150.4%	$879,840
(1)
Mr. McPherson’s full fiscal year 2026 base salary has been prorated to reflect Mr. McPherson’s salary increase to $1,000,000 effective January 1, 2026 from his $800,000 base salary approved as part of the Compensation Committee’s annual compensation review in August 2025. Mr. Holm’s full fiscal year 2026 base salary has been prorated to reflect Mr. Holm’s salary reduction from $1,200,000 to $600,000 effective January 1, 2026.
(2)
Mr. McPherson’s annual cash incentive target (“target bonus percentage”) under the Company’s annual incentive program for fiscal 2026 has been prorated to reflect Mr. McPherson’s target increase from 135% to 150% of his base salary effective January 1, 2026. Mr. Holm’s target bonus percentage under the Company’s annual incentive program for fiscal 2026 has been prorated to reflect Mr. Holm’s target reduction from 160% to 100% of his base salary effective January 1, 2026.

LONG-TERM EQUITY INCENTIVE AWARDS

We believe that the NEOs’ long-term compensation should be directly linked to the value we deliver to our stockholders. Equity awards to the NEOs are designed to provide long-term incentive opportunities over a period of several years and align compensation with the creation of stockholder value and achievement of business goals.

We make annual grants under our 2024 Omnibus Incentive Plan that provide a mix of performance shares and time-based restricted stock. Previously, our executives received grants under our 2015 Omnibus Incentive Plan until the approval of the 2024 Omnibus Incentive Plan at the 2024 Annual Meeting of Stockholders in November 2024.

For fiscal 2026, to support the goal of continued executive stock ownership and enhance the focus on performance, the weight of restricted stock awards for senior management was 40% and the weight of performance share awards tied to multi-year performance results for senior management, including our NEOs, was 60%.

Annual award levels are established based on a review of competitive market practice, internal equity considerations and other factors as the Compensation Committee deems appropriate.

Fiscal 2026 Long-Term Equity Incentive Grants

For fiscal 2026, the Compensation Committee approved the following long-term equity incentive awards to each of the NEOs as follows:

NAME	TOTAL GRANT VALUE ($)	PERFORMANCE SHARES	RESTRICTED STOCK
SCOTT E. MCPHERSON (1)	4,250,191	21,871	17,854
GEORGE L. HOLM	8,000,012	35,232	31,655
H. PATRICK HATCHER	2,000,078	8,965	8,055
ERIKA T. DAVIS	1,600,062	7,172	6,444
A. BRENT KING	1,600,062	7,172	6,444
DONALD S. BULMER	1,200,047	5,379	4,833
(1)
Includes a $1,750,000 equity grant in connection with Mr. McPherson’s appointment to CEO as discussed below.

59

Executive Compensation

Subject to the recipient’s continued service with the Company through each applicable vesting date:

•
one third of the shares of time-based restricted stock will vest on each anniversary of the date of grant; and
•
performance shares will vest on the date the Compensation Committee certifies the Company’s performance, subject to the recipient’s continued service to the Company through the end of the performance period (which began on June 29, 2025, and ends on July 1, 2028), if the applicable performance goals are attained.

In connection with his appointment to Chief Executive Officer, Mr. McPherson received a $1,750,000 equity grant on January 1, 2026 comprised 60% of performance shares and 40% of time-based restricted stock. For the performance shares, 100% of the award will be earned based on the achievement of total stockholder return (TSR) relative to companies in the Russell 1000 Index as described below under “—Performance Shares.” For the time-based restricted stock, the shares will vest in three equal installments beginning on January 1, 2027.

See “—Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination” for a more detailed description of the material terms of these awards and a description of the potential vesting of these awards that may occur in connection with certain terminations of employment.

Performance Shares

For the performance shares, 100% of the award will be earned based on achievement of TSR relative to companies in the Russell 1000 Index that are publicly-traded throughout each TSR measurement period. For each of the three TSR measurement periods, the Company’s TSR is calculated as (i) (a) the average closing price of a share of our common stock over the 20 trading day period ending on (and including) the last date of the TSR measurement period (assuming dividends are reinvested) minus (b) the price of a share of our common stock at the beginning of the performance period (the “Beginning Share Price”) divided by (ii) the Beginning Share Price (“Relative TSR”). Relative TSR is expressed as a relative percentile ranking of the Company among the TSR of companies in the Russell 1000 Index over the TSR measurement period. Each TSR measurement period is weighted as shown below.

With respect to performance shares granted to Mr. McPherson in connection with his appointment to CEO, the TSR measurement periods are as follows: (i) a six-month measurement period from January 1, 2026 to June 27, 2026 (weighted 25%), (ii) a one and a half-year measurement period from January 1, 2026 to July 3, 2027 (weighted 25%) and (iii) a two and a half-year measurement period from January 1, 2026 to July 1, 2028 (weighted 50%).

The Compensation Committee believes that the performance goals for the performance shares are reasonably attainable yet provide an appropriate incentive to maximize our performance and stockholder value. To that end, the Compensation Committee requires performance levels above median (i.e., 60th percentile) to attain target payout levels. The Compensation Committee believes that achievement of maximum performance against the goals would require exceptional corporate performance over the performance period.

60	2026 Proxy Statement

Executive Compensation

For the performance share awards granted in August 2025 and January 2026, the earned amounts will be determined based on the following performance and payout scales during each of the TSR measurement periods:

PERFORMANCE	RELATIVE TSR RANKING	TARGET PAYOUT %
Threshold	30th percentile	25%
Target	60th percentile	100%
Maximum	80th percentile	200%

The total payout will be capped at 100% if performance is negative over the cumulative three-year measurement period. For performance percentages between the levels set forth above, the resulting payout percentage would be adjusted on a linear interpolation basis.

For the most recently completed performance cycle (ended June 27, 2026) for awards granted in August 2023 (the “2023 Performance Grants”), the earned amounts were determined based on the following performance and payout scales:

PERFORMANCE	RELATIVE TSR RANKING	TARGET PAYOUT %
Threshold	40th percentile	50%
Target	60th percentile	100%
Outstanding/Maximum	80th percentile	200%

The table below sets forth the Company’s Relative TSR ranking as compared to the Russell 1000 Index during the performance period ended June 27, 2026, which resulted in a payout of 143.23% of target of the 2023 Performance Grants.

Measurement Period	Weight	Percentile Rank of the Russell 1000 Index	Performance Multiplier
One-year measurement period ended June 29, 2024	25%	57.78%	94.46%
Two-year measurement period ended June 28, 2025	25%	71.28%	156.40%
Three-year measurement period ended June 27, 2026	50%	72.20%	161.02%
Weighted average payout of the three nested measurement periods			143.23%

The table below sets forth the shares earned by the NEOs for the 2023 Performance Grants based on actual performance during the performance period and the payout scales above:

NAME	2023-2026 RELATIVE TSR SHARES
SCOTT E. MCPHERSON	13,766
GEORGE L. HOLM	79,417
H. PATRICK HATCHER	18,353
ERIKA T. DAVIS	12,619
A. BRENT KING	12,619
DONALD S. BULMER	12,619

61

Executive Compensation

BENEFITS AND PERQUISITES

We provide to all our employees, including our NEOs, broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. Broad-based employee benefits include:

•
a 401(k) savings plan (the “401(k) plan”);
•
medical, dental, vision, life and accident insurance, disability coverage, dependent care and healthcare flexible spending accounts; and
•
employee assistance program benefits.

We maintain the 401(k) plan, a qualified contributory retirement plan, that is intended to qualify as a profit-sharing plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible employees, including our NEOs, may contribute up to 50% of their eligible compensation, subject to statutory limits imposed by the Code. We are also permitted to make profit-sharing contributions and matching contributions, and currently provide for matching contributions equal to 100% of employee contributions up to 3.5% of eligible compensation. Our contributions to the 401(k) plan are made subject to certain minimum requirements specified in the 401(k) plan. All matching contributions by us become vested on the four-year anniversary of the participant’s hire date. As of January 1, 2009, the 401(k) plan merged with the Self-Directed Tax Advantaged Retirement (STAR) Plan of PFGC, Inc. Employees employed on or before December 31, 2008, are also eligible for an annual contribution based on the employee’s salary and years of service (a “STAR Contribution”). Mr. Holm is the only NEO eligible to receive the additional STAR Contributions.

In addition, at no cost to the employee, we provide an amount of basic life and accident insurance coverage valued at one times annual salary up to a maximum of $1 million combined benefit.

We also provide our NEOs with limited perquisites and personal benefits that are not generally available to all employees, such as an annual auto allowance, eligibility to participate in our executive health programs, reimbursement of relocation expenses, temporary housing allowances, limited spouse travel, lodging and meals associated with certain business functions, limited personal use of tickets for sporting and cultural events previously acquired by the Company for business entertainment purposes, and certain executive security services for the CEO. We provide these limited perquisites and personal benefits in order to further our goal of attracting and retaining our executive officers. The benefits and perquisites not generally available to all employees that were provided to our NEOs in fiscal 2026 are reflected in the “All Other Compensation” column of the Summary Compensation Table and the accompanying footnote in accordance with SEC rules.

SEVERANCE AND OTHER BENEFITS

We believe that severance protections can play a valuable role in attracting and retaining high-caliber talent. In the competitive market for executive talent, we believe severance payments and other termination benefits are an effective way to offer executives financial security to offset the risk of foregoing an opportunity with another company. Consistent with our objective of using severance payments and benefits to attract and retain executives, our Executive Severance Plan approved in May 2020 (the “Severance Plan”) provides our executives who enter into the related Executive Severance Plan Participation Agreement (the “Participation Agreement”) with severance benefits that we believe (i) will permit us to better attract and/or continue to employ high-caliber talent, (ii) are aligned with those severance benefits offered at our peers, and (iii) are aligned with broader market trends. The Severance Plan replaced the NEOs’ previous severance arrangements.

Each of our NEOs is eligible for the Severance Plan benefits. See “Potential Payments Upon Termination or Change in Control” for descriptions of these potential benefits.

62	2026 Proxy Statement

Executive Compensation

COMPENSATION DETERMINATION PROCESS

Responsible Party	Primary Roles and Responsibilities
Compensation Committee

The Compensation Committee, which is composed entirely of independent directors, is responsible for establishing, maintaining and administering our compensation and benefit policies and determines the compensation for our NEOs (for our CEO and Executive Chair, the Compensation Committee recommends the compensation of our CEO and Executive Chair for Board approval). Neither our CEO nor our Executive Chair is a member of the Compensation Committee nor participates in deliberations regarding his compensation. The Compensation Committee uses several resources in making decisions regarding executive compensation, and these resources are described in the following paragraphs. See “Board Structure - Board Committees - Human Capital and Compensation Committee” for more information regarding the Compensation Committee’s responsibilities.

Independent Compensation Consultant

In fiscal 2026, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consulting firm, as its compensation consultant to advise on executive and non-employee director compensation matters and provide information and advice regarding market trends, competitive compensation programs and strategies, including:

•
Assessing management’s recommendations for changes to our compensation structure;
•
Providing annual market data for each NEO position, including evaluating the Company’s compensation strategy and reviewing and confirming the peer group used to prepare the market data;
•
Providing information on executive compensation trends, regulatory developments and emerging best practices;
•
Providing advice on our incentive plan documents; and
•
Conducting an annual compensation risk assessment.

During fiscal 2026, Meridian reported directly to the Chair of the Compensation Committee and did not provide any services that were unrelated to executive compensation. Meridian attends all meetings where the Compensation Committee evaluates the overall effectiveness of the executive compensation programs or where the Compensation Committee analyzes or approves executive compensation.

In connection with engaging Meridian, the Compensation Committee considered the independence of Meridian in light of the standards embodied in SEC rules and NYSE listing standards. The Compensation Committee took into account these considerations, along with other factors relevant to the firm’s independence from management, and concluded that Meridian was independent and the engagement of Meridian would not raise any conflict of interest.

Our CEO

Our CEO, with the assistance of Meridian and our Executive Vice President and Chief Human Resources Officer, provides recommendations to the Compensation Committee with respect to compensation decisions for our NEOs (other than with respect to his own and the Executive Chair positions). In preparing recommendations to the Compensation Committee, our CEO consults benchmarking data and other market surveys conducted by Meridian and our Human Resources Department. No officer, including our CEO, our Executive Chair and our Executive Vice President and Chief Human Resources Officer, has a role in determining his or her own compensation.

Human Resources Department

Our Human Resources Department, led by our Executive Vice President and Chief Human Resources Officer, works with our independent compensation consultant to compile benchmarking data, including peer group analysis and market studies, in order to provide preliminary recommendations with respect to base salary, annual incentive and long-term incentive program design and target award levels for our NEOs and other employees eligible to receive such incentive awards.

63

Executive Compensation

Peer Group

Meridian evaluated the competitiveness of our executive and non-employee director compensation programs using peer group compensation data of the following peer group companies:

2026 Peer Group

Albertsons Companies Arrow-Electronics, Inc. Avnet, Inc. Archer-Daniels-Midland Company Bunge Limited CDW Corporation Compass Group PLC Dollar General Corporation Dollar Tree, Inc.	Genuine Parts Company Mondelez International, Inc. TD SYNNEX Corporation Sysco Corporation The Kraft Heinz Company Tyson Foods, Inc. United Natural Foods, Inc. US Foods Holding Corp. WESCO International, Inc.

This peer group is composed of companies of similar size and stature in our foodservice distribution industry or related industries. There were no changes to the Company’s peer group in fiscal 2026 from the fiscal 2025 peer group.

Meridian analyzed total target direct compensation (comprised of base salary, target cash bonus opportunity and long-term equity incentive opportunity) levels for senior executives benchmarked against the fiscal 2026 peer group. The Compensation Committee then used the market data as a reference point for evaluating executive compensation levels. Based on this evaluation, Meridian recommended, and the Compensation Committee determined, to set total target direct compensation (comprised of base salary, target cash bonus opportunity and long-term equity incentive opportunity) at levels that, in the aggregate, approximate or lag the median of the peer group.

ANNUAL COMPENSATION PROGRAM RISK ASSESSMENT

In August 2026, the Compensation Committee (with the assistance of management and Meridian) completed its annual review of our compensation programs and practices and concluded that the risks arising from such programs are not reasonably likely to have a material adverse effect on our operations. While risk is inherent in any strategy for growth, the Company’s programs minimize risk through the following design elements, among others:

•
Annual total compensation benchmarking relative to appropriate data sources and adjusted for size;
•
Multiple financial performance goals in the annual incentive plan with reasonable maximum payout limits;
•
Compensation Committee discretion to adjust payouts, as needed;
•
Appropriate balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation;
•
Stock grants that occur each year, with overlapping performance cycles and multi-year vesting;
•
Use of relative TSR in the long-term plan to balance internally-set financial goals in the short-term plan;
•
Compensation Committee that is actively involved in setting short- and long-term incentive performance targets and payout intervals, typically over a series of meetings;
•
A clawback policy that applies to both cash and equity, as described under “—Clawback Policy” below;
•
Existence of stock ownership guidelines and holding requirements, as described under “—Stock Ownership Guidelines” below;
•
Reasonable severance arrangements, as described under “—Severance and Other Benefits” above; and
•
Anti-hedging policy and anti-pledging policy for directors and executive officers, as described under “—Hedging and Pledging Policies” below.

64	2026 Proxy Statement

Executive Compensation

INSIDER TRADING POLICY

The Company maintains a Securities Trading Policy that governs transactions involving the Company’s securities by the Company’s directors, executive officers and employees, and their respective related persons. The Company’s Securities Trading Policy requires directors, executive officers, and employees to consult with the Company’s General Counsel prior to engaging in certain transactions involving the Company’s securities. The Company’s Securities Trading Policy is designed to promote compliance with insider trading laws, rules and regulations and the NYSE Listing Standards that are applicable to the Company. In addition, it is our policy to comply with the federal securities laws and the applicable NYSE Listing Standards in connection with the Company’s trading in its own securities.

HEDGING AND PLEDGING POLICIES

The Company’s Securities Trading Policy prohibits directors, executive officers, and employees from hedging or monetization transactions, including through the use of financial instruments such as exchange funds, variable forward contracts, equity swaps, puts, calls, and other derivative instruments, or through the establishment of a short position in the Company’s securities. The Company’s Securities Trading Policy also prohibits directors and executive officers from pledging Company securities.

CLAWBACK POLICY

Pursuant to our Clawback Policy, we will recoup any incentive-based or equity-based compensation paid or granted to an executive officer in the event of a required accounting restatement of a financial statement of the Company (whether or not based on fraud or misconduct) due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. We may also recoup any incentive-based or equity-based compensation paid or granted to an executive officer in the event of an error in the calculation of such incentive-based or equity-based compensation as a result of a restatement in financial statements or otherwise.

EMPLOYMENT AGREEMENTS

We do not typically enter into formal employment agreements with our executive officers. However, as noted below, we have an employment agreement with Mr. Holm. For the employment agreement and offer letters, the Severance Plan supersedes any similar provisions in such agreements.

SUMMARY OF EMPLOYMENT AGREEMENT OF MR. HOLM

Mr. Holm’s employment agreement provides for an initial term of three years that automatically extends for successive automatic one-year periods, unless we or Mr. Holm elect not to extend the term by providing 30 days’ advance notice.

Mr. Holm’s employment agreement establishes: (1) an initial base salary, subject to discretionary annual increases; (2) eligibility to receive an annual bonus, with a target amount equal to 100% of his base salary if performance targets set by the Compensation Committee are achieved, which he may elect to receive as shares of our common stock; and (3) a requirement that he purchase $2 million of our common stock. Mr. Holm is also entitled to participate in all employee benefit and fringe plans made available to our employees generally.

Mr. Holm’s employment agreement also contains restrictive covenants, including an indefinite covenant not to disclose confidential information and not to disparage us, and, during Mr. Holm’s employment and for the one-year period following the termination of his employment, covenants related to non-competition and non-solicitation of our employees, customers, or suppliers.

Mr. Holm, like our other NEOs, is also eligible for severance benefits following certain terminations of employment pursuant to the Severance Plan. See “Potential Payments Upon Termination or Change in Control” for a description of these provisions.

65

Executive Compensation

NON-QUALIFIED DEFERRED COMPENSATION PLAN

Under the Performance Food Group Company Deferred Compensation Plan (the “Deferred Compensation Plan”) (i) individuals whose position qualifies for an equity grant under the 2024 Omnibus Incentive Plan for the fiscal year that ends within the Deferred Compensation Plan’s year and (ii) members of the Board of Directors can defer (a) receipt of up to 50% of his or her base salary for employees or 100% of his or her cash retainer for directors and/or (b) up to 75% of his or her payout under the AIP.

Each of our NEOs is eligible to participate in the Deferred Compensation Plan. Mr. Hatcher, Ms. Davis and Mr. Bulmer participated in the Deferred Compensation Plan during fiscal 2026.

The following table provides information regarding executive contributions and related company matches, earnings, withdrawals or distributions, and account balances under the Deferred Compensation Plan for Mr. Hatcher, Ms. Davis and Mr. Bulmer during fiscal year 2026.

Name	Executive Contributions ($)(1)	PFG Contributions ($)(2)	Aggregate Earnings ($)(3)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at June 27, 2026 ($)(4)
H. PATRICK HATCHER	—	—	12,709	15,106	56,722
ERIKA T. DAVIS	204,204	—	131,651	—	967,849
DONALD S. BULMER	—	—	44,839	—	597,033
(1)
Amounts in this column are included in either the “Salary” or “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)
Amounts in this column are included in the “All Other Compensation” column of the Summary Compensation Table.
(3)
Amounts in this column are not included in the Summary Compensation Table as the Deferred Compensation Plan provides participants with a subset of investment elections available to all eligible employees under the Company’s 401(k) Plan.
(4)
The aggregate balance reflects $27,313 of contributions previously reported as compensation for Mr. Hatcher in the Summary Compensation Table in prior years.

A participant in the Deferred Compensation Plan may elect a distribution date, subject to the limitations imposed by the Deferred Compensation Plan committee, on which deferred amounts (including discretionary employer contributions, to the extent applicable) will be paid (or commence in the case of installments); provided, however, that all deferral accounts will be paid (or commence in the case of installments) in the event of the participant’s separation of service, death or disability. With respect to distribution, a participant’s deferral account will be paid, at the election of the participant, either in (i) a lump sum or (ii) annual installments over a period of five, ten or fifteen years. In February 2023, the Deferred Compensation Plan was amended to allow participants to change the timing and/or the form of payment of a previous election made by the participant for a distribution upon a specified date at least five years from the date such payment would otherwise have been made, subject to certain conditions.

Participants in the Deferred Compensation Plan are eligible, but not guaranteed, to receive discretionary employer contributions, which will generally vest in accordance with the vesting schedule under the Performance Food Group Employee Savings Plan. A participant who is making a deferral election will be asked to specify the distribution date and form of payment with respect to any discretionary employer contributions that such participant may receive for the applicable Deferred Compensation Plan year. Any discretionary employer contributions that are not vested as of a participant’s separation from service shall immediately be forfeited at such time. The Company will establish an account on each participant’s behalf to track his or her deferrals. Each participant may choose from a variety of investment fund options available under the Deferred Compensation Plan and the account will be adjusted based on the performance of the applicable funds and the investment directions. The investment choices may be changed in accordance with the rules and procedures established by the Deferred Compensation Plan committee.

Any such deferral elections are irrevocable for the applicable Deferred Compensation Plan year other than in the event a participant receives a distribution from the Deferred Compensation Plan due to an unforeseeable emergency.

66	2026 Proxy Statement

Executive Compensation

Stock Ownership Guidelines

Executive Officers

To align the interests of our management with those of our stockholders, the Board of Directors requires that certain of our executive officers (the “Covered Executives”) have a significant financial stake in the Company’s stock in accordance with our stock ownership guidelines (the “Guidelines”). The Covered Executives are required to hold a specific level of equity ownership as outlined below:

EXECUTIVES	TIER ONE	TIER TWO
The Guidelines will apply to the Covered Executives in the following tiers	Chief Executive Officer and Executive Chair	Chief Financial Officer and Executive Vice Presidents and Senior Vice Presidents who are direct reports of the CEO

Covered Executives’ Stock Ownership Multiples

The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive’s base annual salary rate as of January 1st of the year, are as follows:

Retention Requirement

There is no required time period within which a Covered Executive must attain the applicable stock ownership level under the Guidelines. However, until the applicable ownership level is achieved, these retention requirements will apply:

	100% of shares	50% of shares

The shares counted toward these ownership requirements include shares of common stock owned directly by the Covered Executive and outstanding restricted stock and restricted stock units. These ownership requirements are set at levels that the Company believes are reasonable given the respective salaries and responsibility levels of the Covered Executives. As of September 30, 2026, each of the NEOs has met the applicable ownership level.

Tax impact on compensation

Income Deduction Limitations

Section 162(m) of the Code generally sets a limit of $1 million on the amount of compensation that the Company may deduct for federal income tax purposes in any given year with respect to the compensation of each of the NEOs. The Compensation Committee believes that the tax deduction limitation should not be permitted to compromise its ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that, in certain cases, is not deductible for federal income tax purposes.

In fiscal 2026 the Company paid, and in fiscal 2027 the Compensation Committee expects the Company to pay, certain NEOs compensation that exceeds $1 million in value. The Compensation Committee believes that this compensation is necessary in order to maintain the competitiveness of the total compensation package and, as a result, has determined that it is appropriate, even though certain amounts of fiscal 2026 and fiscal 2027 compensation, respectively, will not be deductible for federal income tax purposes.

Section 409a Of The Internal Revenue Code

Section 409A of the Code imposes significant additional taxes in the event that an executive officer, director or service provider becomes entitled to non-qualified deferred compensation that does not satisfy the restrictive conditions of the provision. Although the Company makes no guarantees with respect to exemption from, or compliance with, Section 409A of the Code, we have designed all of our non-qualified deferred compensation arrangements with the intention that they are exempt from, or otherwise comply with, the requirements of Section 409A of the Code.

67

Tabular Executive Compensation Disclosure

Tabular Executive
Compensation Disclosure

Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
SCOTT E. MCPHERSON Chief Executive Officer & President	2026	880,385	—	4,250,191	1,933,218	66,147	7,129,941
	2025	712,962	—	2,050,088	1,168,549	72,927	4,004,526
	2024	646,927	—	1,200,108	855,527	37,695	2,740,257
GEORGE L. HOLM Executive Chair	2026	930,000	—	8,000,012	1,916,856	141,929	10,988,797
	2025	1,200,000	—	8,000,107	2,304,946	156,009	11,661,062
	2024	1,200,000	—	7,000,153	2,089,427	73,469	10,363,049
H. PATRICK HATCHER EVP & Chief Financial Officer	2026	716,827	—	2,000,078	1,090,400	64,677	3,871,982
	2025	676,250	—	1,600,028	819,336	68,014	3,163,628
	2024	630,769	—	1,600,054	754,515	77,092	3,062,430
ERIKA T. DAVIS EVP & Chief Human Resources Officer	2026	593,654	—	1,600,062	902,400	57,040	3,153,156

A. BRENT KING EVP, General Counsel & Secretary	2026	593,654	—	1,600,062	902,400	43,130	3,139,246
	2025	561,808	30,000	1,200,110	680,679	36,077	2,508,674

DONALD S. BULMER EVP & Chief Information Officer	2026	581,538	—	1,200,047	879,840	62,093	2,723,518

(1)
Effective August 19, 2025, Mr. McPherson’s salary was increased to $800,000, Mr. Hatcher’s salary was increased to $725,000, Ms. Davis’s salary was increased to $600,000, Mr. King’s salary was increased to $600,000 and Mr. Bulmer’s salary was increased to $585,000. Effective January 1, 2026, Mr. McPherson’s salary was increased to $1,000,000, and Mr. Holm’s salary was decreased to $600,000.
(2)
Amounts shown in this column include the grant date fair value, calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 and using the assumptions discussed in Note 18, “Stock-based Compensation,” of the audited financial statements in our Annual Report, of the performance shares and restricted stock granted in fiscal 2026, as described under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2026 Long-Term Equity Incentive Grants.” With respect to the performance shares granted in fiscal 2026, 100% vest according to Relative TSR. Therefore, they are subject to market conditions as defined under FASB ASC Topic 718 and are not subject to performance conditions as defined under FASB ASC Topic 718. Accordingly, they have no maximum grant date fair values that differ from the grant date fair values presented in the table.
(3)
Amounts shown in this column reflect amounts earned under our AIP.
(4)
Amounts reported under All Other Compensation for fiscal 2026 include: (i) contributions to our 401(k) plan on behalf of our NEOs, including annual STAR Contributions under our 401(k) plan, as follows: Mr. McPherson, matching contributions of $12,600; Mr. Holm, annual STAR Contributions of $17,250; Mr. Hatcher, matching contributions of $12,250; Ms. Davis, matching contributions of $12,327; Mr. King, matching contributions of $11,777; and Mr. Bulmer, matching contributions of $12,065; (ii) annual auto allowances; (iii) fees for participation in our executive health programs; (iv) the aggregate incremental cost to the Company associated with spouse travel and meals, including $36,736 for Mr. Holm; (v) the limited personal use of tickets for sporting and cultural events previously acquired by the Company for business entertainment purposes; (vi) gifts; (vii) executive security services, including fees paid by the Company for a third-party security assessment of Mr. Holm’s residence; (viii) tax gross-ups provided in connection with taxable perquisites and personal benefits, including spouse travel and meals, limited personal use of tickets for sporting and cultural events previously acquired by the Company for business entertainment purposes, gifts and executive security services, of $8,416 for Mr. McPherson, $40,661 for Mr. Holm, $12,659 for Mr. Hatcher, $7,271 for Ms. Davis, $4,481 for Mr. King and $9,775 for Mr. Bulmer; and (ix) amounts with respect to the payment of life insurance premiums as follows: $750 for Mr. McPherson, $430 for Mr. Holm, $614 for Mr. Hatcher, $509 for Ms. Davis, $509 for Mr. King and $503 for Mr. Bulmer.

68	2026 Proxy Statement

Tabular Executive Compensation Disclosure

Fiscal 2026 Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to our NEOs during fiscal 2026.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	GRANT DATE FAIR VALUE OF STOCK
NAME	GRANT DATE	AWARD TYPE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	OR UNITS (#)(3)	AWARDS ($)(4)
SCOTT E. MCPHERSON		2026 AIP	642,692	1,285,385	2,570,769
	8/19/2025, 1/1/2026	Performance Shares				5,468	21,871	43,742		2,550,111
	8/19/2025, 1/1/2026	Restricted Stock							17,854	1,700,080
GEORGE L. HOLM		2026 AIP	637,253	1,274,505	2,549,011
	8/20/2025	Performance Shares				8,808	35,232	70,464		4,800,008
	8/20/2025	Restricted Stock							31,655	3,200,004
H. PATRICK HATCHER		2026 AIP	362,500	725,000	1,450,000
	8/19/2025	Performance Shares				2,241	8,965	17,930		1,200,055
	8/19/2025	Restricted Stock							8,055	800,023
ERIKA T. DAVIS		2026 AIP	300,000	600,000	1,200,000
	8/19/2025	Performance Shares				1,793	7,172	14,344		960,044
	8/19/2025	Restricted Stock							6,444	640,018
A. BRENT KING		2026 AIP	300,000	600,000	1,200,000
	8/19/2025	Performance Shares				1,793	7,172	14,344		960,044
	8/19/2025	Restricted Stock							6,444	640,018
DONALD S. BULMER		2026 AIP	292,500	585,000	1,170,000
	8/19/2025	Performance Shares				1,345	5,379	10,758		720,033
	8/19/2025	Restricted Stock							4,833	480,014

(1)
Amounts represent awards payable under our AIP. See “Compensation Discussion and Analysis—Executive Compensation Program Elements—Cash Bonus Opportunities—Annual Cash Bonus Opportunity” above for a description of our AIP. Actual amounts paid under our fiscal 2026 AIP are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)
Reflects the number of shares that will vest for the applicable level of performance under the performance share portion of the fiscal 2026 grants made pursuant to the 2024 Omnibus Incentive Plan, the terms of which are summarized under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2026 Long-Term Equity Incentive Grants.”
(3)
Reflects the time-based restricted stock portion of the fiscal 2026 grants made pursuant to the 2024 Omnibus Incentive Plan, the terms of which are summarized under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2026 Long-Term Equity Incentive Grants.”
(4)
The grant date fair value of the performance shares that vest according to Relative TSR was computed in accordance with FASB ASC Topic 718 as of the grant date.

69

Tabular Executive Compensation Disclosure

Outstanding Equity Awards at 2026 Fiscal Year End

The following table sets forth information regarding outstanding equity awards made to our NEOs as of June 27, 2026.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)(6)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
SCOTT E. MCPHERSON	8/22/2023							13,766	1,520,317
	8/22/2023					2,625	289,905
	8/15/2024							20,454	2,258,940
	8/15/2024					5,836	644,528
	1/1/2025					3,549	391,952
	8/19/2025							11,206	1,237,591
	8/19/2025					10,069	1,112,020
	1/1/2026							21,330	2,355,685
	1/1/2026					7,785	859,775
GEORGE L. HOLM	8/9/2016	95,131	—	26.57	8/9/2026
	9/21/2017	120,679	—	28.80	9/21/2027
	9/10/2018	105,070	—	32.50	9/10/2028
	8/23/2023							79,417	8,770,813
	8/23/2023					15,141	1,672,172
	8/21/2024							100,220	11,068,297
	8/21/2024					28,707	3,170,401
	8/20/2025							35,232	3,891,022
	8/20/2025					31,655	3,495,978
H. PATRICK HATCHER	8/22/2023							18,353	2,026,905
	8/22/2023					3,499	386,430
	8/15/2024							20,454	2,258,940
	8/15/2024					5,836	644,528
	8/19/2025							8,965	990,095
	8/19/2025					8,055	889,594

70	2026 Proxy Statement

Tabular Executive Compensation Disclosure

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)(6)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
ERIKA T. DAVIS	8/22/2023							12,619	1,393,642
	8/22/2023					2,406	265,719
	8/15/2024							15,342	1,694,370
	8/15/2024					4,377	483,396
	8/19/2025							7,172	792,076
	8/19/2025					6,444	711,675
A. BRENT KING	8/22/2023							12,619	1,393,642
	8/22/2023					2,406	265,719
	8/15/2024							15,342	1,694,370
	8/15/2024					4,377	483,396
	8/19/2025							7,172	792,076
	8/19/2025					6,444	711,675
DONALD S. BULMER	8/22/2023							12,619	1,393,642
	8/22/2023					2,406	265,719
	8/15/2024							14,064	1,553,228
	8/15/2024					4,013	443,196
	8/19/2025							5,379	594,057
	8/19/2025					4,833	533,757

(1)
Represents fully vested time-vesting options granted pursuant to the 2015 Omnibus Incentive Plan.
(2)
Represents time-vesting restricted stock granted pursuant to the 2015 Omnibus Incentive Plan and time-vesting restricted stock granted pursuant to the 2024 Omnibus Incentive Plan. Restricted stock in this column vests in three equal annual installments on each of the first three anniversaries of the date of grant, subject to continued service.
(3)
Based on $110.44, the closing price of our common stock on June 26, 2026, the last trading day on the NYSE of fiscal 2026.
(4)
The performance shares granted pursuant to the 2015 Omnibus Incentive Plan on August 22, 2023 and August 23, 2023 vested based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on July 2, 2023, and ended on June 27, 2026, as determined by the Compensation Committee on August 18, 2026, subject to continued service. Accordingly, the number of shares reported in the table reflects the actual amounts based on 143.23% of target performance for Relative TSR.
(5)
The performance shares granted pursuant to the 2015 Omnibus Incentive Plan on August 15, 2024 and August 21, 2024 will vest, if at all, based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on June 30, 2024, and ends on July 3, 2027, as determined by the Compensation Committee following the end of fiscal 2027, subject to continued service. As of June 27, 2026, the achievement level with respect to Relative TSR was between target and maximum performance. In accordance with applicable SEC rules, the number of shares reported in the table reflects amounts based on maximum performance for Relative TSR. The actual number of shares that will vest with respect to the performance shares is not yet determinable.
(6)
The performance shares granted pursuant to the 2024 Omnibus Incentive Plan on August 19, 2025 and August 20, 2025 will vest, if at all, based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on June 29, 2025, and ends on July 1, 2028, as determined by the Compensation Committee following the end of fiscal 2028. As of June 27, 2026, the achievement level with respect to Relative TSR for the August 2025 grants was between threshold and target performance. In accordance with applicable SEC rules, the number of shares reported in the table for the August 2025 grants reflects amounts based on target performance for Relative TSR. The actual number of shares that will vest with respect to the performance shares is not yet determinable.
(7)
The performance shares granted pursuant to the 2024 Omnibus Incentive Plan on January 1, 2026 will vest, if at all, based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on January 1, 2026, and ends on July 1, 2028, as determined by the Compensation Committee following the end of fiscal 2028. As of June 27, 2026, the achievement level with respect to Relative TSR for the January 2026 grant was between target and maximum performance. In accordance with the applicable SEC rules, the number of shares reported in the table for the January 2026 grant reflects an amount based on maximum performance for Relative TSR. The actual number of shares that will vest with respect to the performance shares is not yet determinable.

71

Tabular Executive Compensation Disclosure

Fiscal 2026 Option Exercises and Stock Vested

The following table provides information with respect to our NEOs regarding options exercised and stock vested during fiscal 2026.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(2)	VALUE REALIZED ON VESTING ($)(3)
SCOTT E. MCPHERSON	—	—	25,920	2,576,704
GEORGE L. HOLM	205,308	15,411,834	135,765	13,568,518
H. PATRICK HATCHER	—	—	37,342	3,731,234
ERIKA T. DAVIS	—	—	20,536	2,048,996
A. BRENT KING	20,534	1,408,144	24,079	2,402,200
DONALD S. BULMER	—	—	20,353	2,031,053

(1)
We report the value realized on exercise as the difference between the fair market value of the shares acquired on exercise and the exercise price of the stock option.
(2)
Represents the vesting of one third of the shares of time-based restricted stock granted on August 25, 2022, September 2, 2022, August 22, 2023, August 23, 2023, August 15, 2024, August 21, 2024, and January 1, 2025 and the vesting of a one-time grant of restricted stock in connection with Mr. Hatcher’s promotion dated August 25, 2022 which vested in total at the end of the three-year vesting period on August 25, 2025. Additionally, the performance shares granted on August 25, 2022 and September 2, 2022 vested based on the Company’s achievement of the performance metric (Relative TSR) with respect to the period that began on July 3, 2022 and ended on June 28, 2025, as determined by the Compensation Committee on August 19, 2025. The number of shares reported in the table reflect the actual amounts based on 171.60% of target performance for Relative TSR.
(3)
Represents the value realized on each grant’s respective vesting date.

Fiscal 2026 Pension Benefits and Non-Qualified Deferred Compensation

We have no pension benefits for our executive officers, including our NEOs. Please see “Non-Qualified Deferred Compensation Plan” above for disclosure regarding our Deferred Compensation Plan.

Potential Payments Upon Termination or Change in Control

We have agreed to provide payments or other benefits to our NEOs under certain scenarios related to a termination of employment pursuant to the terms of the Severance Plan and pursuant to the agreements under which equity awards have been granted. This section describes those payments and benefits and events that trigger them.

72	2026 Proxy Statement

Tabular Executive Compensation Disclosure

Severance Arrangements and Restrictive Covenants

Severance Arrangements with Scott E. McPherson, George L. Holm, H. Patrick Hatcher, Erika T. Davis, A. Brent King and Donald S. Bulmer

Each of Messrs. McPherson, Holm, Hatcher, King and Bulmer and Ms. Davis has entered into the Participation Agreement and are, therefore, participants in the Severance Plan. The Severance Plan provides that if a participant’s employment is terminated by the Company or an affiliate without “Cause” or by the participant for “Good Reason” (each term as defined in the Severance Plan), the participant will be entitled to certain severance payments based on the participant’s “tier” level, as set forth below:

•
Each of Messrs. McPherson and Holm (each, a “Tier 1 Participant”) is entitled to receive cash severance equal to 2.0 times his salary if his employment is terminated without Cause or if he resigns with Good Reason (the “Tier 1 Non-CIC Termination Benefits”), in addition to any (i) annual bonus that has been earned but remains unpaid, and (ii) expenses that are reimbursable under the expense reimbursement policies of the Company (collectively, the “Standard Termination Benefits”). If the Tier 1 Participant’s employment is terminated without Cause or he resigns with Good Reason within 90 days before or 24 months after a Change in Control (as defined in the Severance Plan), then, in addition to the Standard Termination Benefits and the Tier 1 Non-CIC Termination Benefits, the Tier 1 Participant will receive an additional amount of cash severance benefit equal to 2.0 times his target bonus.
•
Each of Messrs. Hatcher, King and Bulmer and Ms. Davis (each, a “Tier 2 Participant”) is entitled to receive cash severance equal to 1.5 times his or her salary if the Tier 2 Participant’s employment is terminated without Cause or the Tier 2 Participant resigns with Good Reason (the “Tier 2 Non-CIC Termination Benefits”), in addition to the Standard Termination Benefits. If the Tier 2 Participant’s employment is terminated without Cause or if the Tier 2 Participant resigns with Good Reason within 90 days before or 24 months after a Change in Control, then, in addition to the Standard Termination Benefits and the Tier 2 Non-CIC Termination Benefits, the Tier 2 Participant will receive an additional amount of cash severance benefit equal to the sum of 0.5 times the Tier 2 Participant’s salary plus 2.0 times the Tier 2 Participant’s target bonus.

A participant who is entitled to receive cash severance benefits under the Severance Plan will also be entitled to receive monthly COBRA supplements equal to the monthly payment that former employees of the Company are required to pay for COBRA coverage for the same type and level of coverage that was in effect for the participant and his or her qualified beneficiaries on the date the participant’s employment with the Company and its affiliates ended minus monthly payments that the participant paid for such coverage immediately before such employment ended.

The provision of payments and benefits described above is conditioned upon (i) a participant’s execution of a release of claims following the termination of the participant’s employment with the Company and its affiliates, and (ii) a participant’s agreement not to compete with the Company or solicit its employees or customers for one year following termination of employment, and not to use or disclose the Company’s confidential information. Any breach by a participant of the terms of the participant’s non-compete, non-solicit and confidentiality provisions will constitute a material breach of the Severance Plan, resulting in the waiver or forfeiture of all rights to future payments and benefits under the Severance Plan and may require the participant to repay to us amounts previously paid to the participant under the Severance Plan.

As of January 1, 2027, Mr. Holm will no longer be eligible to participate in the terms of the Severance Plan pursuant to his transition to Non-Executive Chair.

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Tabular Executive Compensation Disclosure

Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination

In addition to the payments and benefits described above, the agreements pursuant to which equity awards have been granted to the NEOs contain provisions for accelerated vesting. More specifically, immediately prior to a “change in control,” any outstanding and unvested stock options and time-based restricted stock will become fully vested to the extent the acquiring or successor entity does not assume, continue or substitute for the stock options and time-based restricted stock. If the recipient’s employment is terminated by us without cause or the recipient resigns with good reason within 18 months following a “change in control,” any outstanding and unvested stock options and time-based restricted stock will become fully vested (to the extent the acquiring or successor entity assumes, continues, or substitutes for the stock options and time-based restricted stock). On a “change in control,” any outstanding and unvested performance shares will be converted to time-based restricted stock that will vest on the third anniversary of the date of grant (“Converted Awards”). Such conversion will be based on the target award opportunity if the “change in control” occurs prior to the 18-month anniversary of the start of the performance period or after the 18-month anniversary of the start of the performance period if the actual performance is not measurable on the date of the “change in control”; otherwise, the conversion will be based on the actual performance at the time of the “change in control.”

Vesting of the Converted Awards will be accelerated if the acquiring or successor entity does not assume, continue or substitute for the Converted Awards or if the recipient’s employment is terminated by us without cause or the recipient resigns with good reason within 18 months following a “change in control” (to the extent the acquiring or successor entity assumes, continues or substitutes for the stock options and restricted stock).

Any outstanding and unvested time-based restricted stock will become fully vested in the event of the recipient’s termination of employment due to death. If a recipient’s termination is a result of a qualifying retirement on or after the nine-month anniversary of the grant date or a recipient terminates as a result of his or her disability, time-based restricted stock granted on or after August 15, 2024 will continue to vest in accordance with the vesting schedule. If a recipient’s termination is a result of a qualifying retirement on or after the first anniversary of the grant date or a recipient terminates as a result of his or her disability, time-based restricted stock granted before August 15, 2024 will continue to vest in accordance with the vesting schedule. Any outstanding and unvested performance shares will become fully vested at target performance upon the recipient’s termination of employment due to death. If the recipient’s termination is as a result of his or her disability, any outstanding and unvested performance shares will pay out based on actual performance at the end of the performance period. Any outstanding and unvested performance shares will pay out pro-rata based on actual performance at the end of the performance period in the event of the recipient’s termination of employment due to a qualifying retirement. Upon any other termination of employment, all unvested time-based restricted stock and performance shares will be forfeited.

A qualifying retirement is the voluntary resignation of an employee on or after (i) attaining age 65 or (ii) the date that the sum of (x) the employee’s age and (y) the number of the employee’s years of service with the Company is at least 72, provided the employee has reached a minimum age of 55.

The following table shows the value to our NEOs of benefits provided (i) assuming termination outside a change in control period as of June 26, 2026, the last business day of fiscal 2026 (or, if inside a change in control period, where the change in control is not consummated) (“Eligible Termination”), (ii) assuming termination inside a change in control period as of June 26, 2026, the last business day of fiscal 2026 (“Change in Control”), (iii) upon a qualifying retirement as of June 26, 2026, the last business day of fiscal 2026 (“Retirement”), (iv) upon death as of June 26, 2026, the last business day of fiscal 2026 (“Death”) and (v) upon disability as of June 26, 2026, the last business day of fiscal 2026 (“Disability”).

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs. These include accrued but unpaid salary and distributions of vested plan balances under our 401(k) savings plan.

74	2026 Proxy Statement

Tabular Executive Compensation Disclosure

	Cash Severance Payment ($)(1)	Continuation of Group Health Plans ($)	Value of Equity Acceleration Under 2015 & 2024 Omnibus Incentive plans ($)(2)	Total ($)
SCOTT E. MCPHERSON
Eligible Termination	3,933,218	11,936	—	3,945,155
Change in Control	6,933,218	11,936	9,315,835	16,260,990
Retirement	—	—	3,770,966	3,770,966
Death	—	—	7,904,522	7,904,522
Disability	—	—	6,233,640	6,233,640
GEORGE L. HOLM
Eligible Termination	3,116,856	18,276	—	3,135,132
Change in Control	4,316,856	18,276	31,201,509	35,536,641
Retirement	—	—	16,770,596	16,770,596
Death	—	—	23,887,288	23,887,288
Disability	—	—	22,722,881	22,722,881
H. PATRICK HATCHER
Eligible Termination	2,177,900	18,276	—	2,196,176
Change in Control	3,990,400	18,276	7,019,456	11,028,132
Retirement	—	—	3,722,125	3,722,125
Death	—	—	5,455,294	5,455,294
Disability	—	—	5,063,261	5,063,261
ERIKA T. DAVIS
Eligible Termination	1,802,400	199	—	1,802,599
Change in Control	3,302,400	199	5,208,130	8,510,728
Retirement	—	—	2,680,992	2,680,992
Death	—	—	4,073,027	4,073,027
Disability	—	—	3,718,825	3,718,825
A. BRENT KING
Eligible Termination	1,802,400	18,371	—	1,820,771
Change in Control	3,302,400	18,371	5,208,130	8,528,901
Retirement	—	—	2,680,992	2,680,992
Death	—	—	4,073,027	4,073,027
Disability	—	—	3,718,825	3,718,825
DONALD S. BULMER
Eligible Termination	1,757,340	18,371	—	1,775,711
Change in Control	3,219,840	18,371	4,661,893	7,900,105
Retirement	—	—	2,531,587	2,531,587
Death	—	—	3,586,318	3,586,318
Disability	—	—	3,397,836	3,397,836

(1)
For an Eligible Termination, cash severance payment represents (i) 2.0 times base salary as of the date of termination in the case of each of Messrs. McPherson and Holm and 1.5 times base salary as of the date of termination in the case of each of Mr. Hatcher, Ms. Davis, Mr. King and Mr. Bulmer, and (ii) any annual bonus that has been earned but remains unpaid.

For a Change in Control, cash severance payment represents (i) 2.0 times base salary as of the date of termination in the case of each of Mr. McPherson, Mr. Holm, Mr. Hatcher, Ms. Davis, Mr. King and Mr. Bulmer, (ii) 2.0 times target bonus for each of Mr. McPherson, Mr. Holm, Mr. Hatcher, Ms. Davis, Mr. King and Mr. Bulmer, and (iii) any annual bonus that has been earned but remains unpaid.

(2)
Amounts reported under “Retirement”, “Death” and “Disability” reflect the value of the acceleration of the grants under the 2015 Omnibus Incentive Plan and 2024 Omnibus Incentive Plan upon a termination due to a qualifying retirement, death, or disability. See “Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination.” Amounts reported under “Change in Control” reflect the value of the acceleration of grants under the 2015 Omnibus Incentive Plan and 2024 Omnibus Incentive Plan upon a qualifying termination following a “change in control”. The performance shares granted on August 22, 2023 and August 23, 2023 reflect accelerated vesting for the Relative TSR awards at 143.23% of target performance. The performance shares granted on August 15, 2024 and August 21, 2024 reflect accelerated vesting for the Relative TSR awards above target for Change in Control, Retirement (on a pro-rata basis), and Disability and at target performance for Death. The performance shares granted on August 19, 2025 and August 20, 2025 reflect accelerated vesting for the Relative TSR awards below target for Retirement (on a pro-rata basis) and Disability and at target performance for Change in Control and Death. The performance shares granted on January 1, 2026 reflect accelerated vesting for the Relative TSR awards above target for Retirement (on a pro-rata basis) and Disability and at target performance for Change in Control and Death. Accordingly, the amounts reported for performance shares granted on August 15, 2024, August 21, 2024, August 19, 2025, August 20, 2025, and January 1, 2026 may differ from the amounts ultimately realized upon their respective vesting dates, which will be determined based on actual performance during the applicable performance periods.

75

Tabular Executive Compensation Disclosure

CEO Pay Ratio Disclosure

For fiscal 2026, the annual total compensation of our CEO was $9,324,649 and the annual total compensation of our median employee, other than our CEO, was $85,293. As a result, we estimate the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for fiscal 2026 was 109 to 1.

To identify the median employee, we used the following methodology:

•
We determined that, as of June 27, 2026, our employee population (including employees of our consolidated subsidiaries) totaled approximately 43,681 full-time, part-time and temporary employees in North America. As permitted under SEC rules, we excluded from our employee population 910 associates who became employees of the Company during fiscal 2026 due to acquisitions completed during the fiscal year.
•
To identify the median employee from our employee population, we first determined the amount of each employee’s annual total compensation for fiscal 2026. For this purpose, annual total compensation refers to the sum of an employee’s annual salary and wages and fiscal 2026 bonus paid under the AIP. In making this determination, we annualized the compensation of any full-time employees who were hired in fiscal 2026 but did not work for us for the entire fiscal year.
•
We then identified our median employee from our employee population by arraying and sorting our employee population from highest to lowest annual total compensation and then choosing the employee whose annual total compensation ranked in the middle of the population.
•
After identifying our median employee, we calculated the annual total compensation for the median employee and for the CEO in the following manner:

The median employee’s annual total compensation was calculated based on the same methodology used to determine our NEOs’ annual total compensation as reported in the Summary Compensation Table included on page 68 of this Proxy Statement plus the value of the median employee’s fiscal 2026 health and welfare benefits (i.e., $10,608).

PFG had two individuals serve as CEO during fiscal 2026. For purposes of calculating the CEO pay ratio, we annualized the compensation for our current CEO as of June 27, 2026, Mr. McPherson, who began serving in the role of CEO effective January 1, 2026, using the same methodology used to determine his annual total compensation as reported in the Summary Compensation Table included on page 68 of this Proxy Statement plus an additional amount that reflects the annualized value of his fiscal 2026 health and welfare benefits as CEO (i.e., $15,987). The annualized compensation of Mr. McPherson in his role as CEO was $9,324,649.

In calculating pay ratios, the SEC allows companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported pay ratio may not be comparable to that reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their pay ratios.

Our Practices Related to Grants of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Our executive compensation program has not included awards of stock options as a component of our long-term incentive plan since 2018. We have no policy, program, practice, or plan pertaining to the timing of stock option grants to our NEOs with respect to the release of material non-public information. We also have not timed the release of material non-public information for the purpose of affecting the value of any executive or director compensation, and we have no plan to do so.

76	2026 Proxy Statement

Tabular Executive Compensation Disclosure

Pay Versus Performance

The following table provides information regarding “compensation actually paid” to the Company’s CEO and other NEOs, along with the cumulative TSR of the Company and the S&P MidCap 400 Food, Beverage & Tobacco Index, the Company’s net income and the Company’s Adjusted EBITDA, which is considered the most important financial measure used by the Company to link compensation actually paid to the Company’s NEOs to Company performance. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered fiscal year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

							Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO McPherson(1)	Compensation Actually Paid to CEO McPherson(1)(5)	Summary Compensation Table Total for CEO Holm(1)	Compensation Actually Paid to CEO Holm(1)(5)	Average Summary Compensation Table Total for Other NEOs(2)	Average Compensation Actually Paid to Other NEOs(2)(5)	Company TSR(3)	Peer Group TSR(3)	Net Income (in millions)	Adjusted EBITDA(4) (in millions)
Fiscal 2026	$7,129,941	$9,526,137	$10,988,797	$18,974,603	$3,221,975	$4,641,844	$230.13	$152.04	$359.3	$1,929.4
Fiscal 2025			$11,661,062	$22,419,019	$3,591,732	$6,267,110	$182.27	$121.92	$340.2	$1,766.9
Fiscal 2024			$10,363,049	$12,212,482	$3,325,622	$3,851,723	$137.76	$113.44	$435.9	$1,506.1
Fiscal 2023			$9,487,543	$16,029,890	$2,676,478	$3,979,424	$125.53	$99.88	$397.2	$1,363.4
Fiscal 2022			$8,660,511	$8,228,369	$3,245,862	$3,196,126	$98.65	$85.95	$112.5	$1,019.8

(1)
The amounts in these columns reflect the Summary Compensation Table and Compensation Actually Paid totals, respectively, for Mr. McPherson for fiscal year 2026 and for Mr. Holm for fiscal years 2022–2026. Mr. Holm was our principal executive officer for fiscal 2022 through January 1, 2026. Mr. McPherson became our principal executive officer upon his appointment to Chief Executive Officer and President, effective as of January 1, 2026. See footnote 5 below for additional information on the calculation of “compensation actually paid.”
(2)
The amounts in these columns reflect the average Summary Compensation Table and average Compensation Actual Paid totals, respectively, for our non-CEO NEOs. For fiscal 2026, our non-CEO NEOs were Mr. Hatcher, Ms. Davis, Mr. King and Mr. Bulmer. For fiscal 2025, our non-CEO NEOs were Messrs. Hatcher, Hoskins, McPherson, and King. For fiscal 2024, our non-CEO NEOs were Messrs. Hatcher, Hagerty, Hoskins and McPherson. For fiscal 2023, our non-CEO NEOs were Messrs. Hatcher, Hope, Hagerty, Hoskins and McPherson. For fiscal 2022, our non-CEO NEOs were Messrs. Hope, Hagerty, Hoskins and King. See footnote 5 below for additional information on the calculation of “compensation actually paid.”
(3)
The calculation of TSR is based on the value of an initial fixed investment of $100 from the beginning of fiscal 2022 through the end of fiscal 2026 in the table, assuming reinvestment of dividends. The peer group TSR is represented by the S&P MidCap 400 Food, Beverage & Tobacco Industry Group Index.
(4)
Adjusted EBITDA is a non-GAAP financial measure. Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP.

77

Tabular Executive Compensation Disclosure

(5)
SEC rules require certain adjustments be made to the Summary Compensation Table amounts to calculate the “compensation actually paid” amounts. The following table details these adjustments:

Year	Executives	Summary Compensation Table Total	Deduct Stock Awards(a)	Add Equity Award Adjustment(b)	Compensation Actually Paid
Fiscal 2026	CEO McPherson	$7,129,941	$4,250,191	$6,646,387	$9,526,137
	CEO Holm	$10,988,797	$8,000,012	$15,985,818	$18,974,603
	Other NEOs	$3,221,975	$1,600,062	$3,019,931	$4,641,844
Fiscal 2025	CEO	$11,661,062	$8,000,107	$18,758,064	$22,419,019
	Other NEOs	$3,591,732	$1,900,073	$4,575,451	$6,267,110
Fiscal 2024	CEO	$10,363,049	$7,000,153	$8,849,586	$12,212,482
	Other NEOs	$3,325,622	$1,787,568	$2,313,669	$3,851,723
Fiscal 2023	CEO	$9,487,543	$6,000,052	$12,542,399	$16,029,890
	Other NEOs	$2,676,478	$1,390,058	$2,693,004	$3,979,424
Fiscal 2022	CEO	$8,660,511	$5,000,035	$4,567,893	$8,228,369
	Other NEOs	$3,245,862	$1,800,088	$1,750,352	$3,196,126

(a)
Represents the amounts reported in the Stock Awards column in the Summary Compensation Table.
(b)
SEC rules require certain adjustments be made to equity awards totals to determine “compensation actually paid.”
(i)
add the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;
(ii)
add the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(iii)
add, for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;
(iv)
add, for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);
(v)
subtract, for awards granted in prior years that fail to meet the applicable vesting conditions during the applicable year, the amount equal to the fair value at the end of the prior fiscal year; and
(vi)
add the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. This adjustment is not applicable to PFG as no dividends are paid on equity.

The following table details these adjustments.

		Unvested Awards		Vested Awards
Year	Executives	Year End Fair Value of Equity Awards Granted During Year and Outstanding and Unvested at Year End ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year ($)	Change as of Vesting Date From Prior Year End of Prior Awards That Vested During Year ($)	Deduct Forfeited Awards (Fair Value at End of Prior Year) ($)	Equity Award Adjustment ($)
Fiscal 2026	CEO McPherson	5,129,109	1,207,731	—	309,546	—	6,646,387
	CEO Holm	8,388,646	5,903,552	—	1,693,620	—	15,985,818
	Other NEOs	1,707,651	996,101	—	316,179	—	3,019,931
Fiscal 2025	CEO	10,920,488	6,838,285	—	999,291	—	18,758,064
	Other NEOs	2,603,002	1,757,434	—	215,015	—	4,575,451
Fiscal 2024	CEO	6,692,674	1,939,171	—	217,741	—	8,849,586
	Other NEOs	1,727,913	474,155	—	111,601	—	2,313,669
Fiscal 2023	CEO	7,211,752	4,890,740	—	746,381	(306,474)	12,542,399
	Other NEOs	1,682,870	920,813	—	177,154	(87,833)	2,693,004
Fiscal 2022	CEO	5,225,446	(258,337)	—	(177,714)	(221,502)	4,567,893
	Other NEOs	1,881,048	(53,935)	—	(39,573)	(37,188)	1,750,352

78	2026 Proxy Statement

Tabular Executive Compensation Disclosure

RELATIONSHIP BETWEEN PAY AND FINANCIAL PERFORMANCE

The following charts provide a graphic representation of the relationship between compensation actually paid (CAP) to our CEO and other NEOs (as calculated above) and the performance measures included in the Pay versus Performance Table (Total Shareholder Return, Peer Group Total Shareholder Return, Net Income and Adjusted EBITDA).

79

Tabular Executive Compensation Disclosure

FINANCIAL PERFORMANCE MEASURES

The three items listed below represented the most important financial performance measures used by the Compensation Committee to link the “compensation actually paid” to our CEO and other NEOs in fiscal 2026 to Company performance, as further described in the “Cash Bonus Opportunities” and “Long-Term Equity Incentive Awards” sections of our Compensation Discussion and Analysis.

Adjusted EBITDA

Net Sales

Relative TSR

80	2026 Proxy Statement

Equity Compensation Plan Information

Equity Compensation

Plan Information

The following table sets forth information as of June 27, 2026 regarding the Company’s equity compensation plans.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS(3)
Equity compensation plans approved by stockholders
2015 Omnibus Incentive Plan	434,435	$29.30	—
2024 Omnibus Incentive Plan	27,439	N/A	6,489,659

(1)
Relates to 337,050 options and 97,385 deferred stock units outstanding under our 2015 Omnibus Incentive Plan and 16,624 restricted stock units and 10,815 deferred stock units outstanding under our 2024 Omnibus Incentive Plan.
(2)
The weighted-average exercise price for the 2015 Omnibus Incentive Plan excludes the impact of outstanding deferred stock units as they have no exercise price.
(3)
Relates to shares reserved for future awards under our 2024 Omnibus Incentive Plan. No further awards will be granted under the 2015 Omnibus Incentive Plan.

81

Ownership of Securities

Ownership of Securities

Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of September 30, 2026 by (1) each person known to us to beneficially own more than 5% of our outstanding common stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise noted, the address for each beneficial owner listed below is c/o Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238.

NAME	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
Principal Stockholder:
Capital World Investors(1)	23,347,869	14.8%
333 South Hope Street, 55th Floor Los Angeles, CA 90071
BlackRock, Inc.(2)	13,484,693	8.5%
50 Hudson Yards New York, NY 10001
FMR LLC(3)	11,138,204	7.1%
245 Summer Street Boston, MA 02210
Vanguard Capital Management LLC(4)	7,970,788	5.1%
100 Vanguard Blvd Malvern, PA 19355

82	2026 Proxy Statement

Ownership of Securities

NAME	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
Directors and Named Executive Officers:
SCOTT E. MCPHERSON(5)	275,676	*
GEORGE L. HOLM(5)(6)	2,515,739	1.6%
H. PATRICK HATCHER(5)	90,954	*
ERIKA T. DAVIS(5)	65,589	*
A. BRENT KING(5)	69,403	*
DONALD S. BULMER(5)	73,329	*
BARBARA J. BECK(5)	22,746	*
DANIELLE M. BROWN(5)	4,251	*
WILLIAM F. DAWSON, JR.(5)	23,648	*
MANUEL A. FERNANDEZ(5)	38,621	*
LAURA FLANAGAN(5)	21,558	*
MATTHEW C. FLANIGAN(5)	36,799	*
KIMBERLY S. GRANT(5)	11,935	*
JEFFREY M. OVERLY(5)	23,648	*
DAVID V. SINGER(5)	16,436	*
RANDALL N. SPRATT(5)	31,148	*
WARREN M. THOMPSON(5)	16,651	*
Directors and executive officers as a group (17 persons)	3,338,131	2.1%

* Less than 1%

(1)
Based on a Schedule 13G/A filed with the SEC on August 12, 2026, reflects 23,347,869 shares of our common stock held by Capital World Investors (“CWI”), a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.”
(2)
Based on a Schedule 13G/A filed with the SEC on January 25, 2024, reflects 13,484,693 shares of our common stock held by BlackRock, Inc.
(3)
Based on a Schedule 13G/A filed with the SEC on November 5, 2025, reflects 11,138,204.13 shares of our common stock held by FMR LLC, certain of its subsidiaries and affiliates, and other companies, including FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC, Fidelity Management Trust Company, and Strategic Advisers LLC.
(4)
Based on a Schedule 13G filed with the SEC on April 30, 2026, reflects 7,970,788 shares of our common stock held by Vanguard Capital Management LLC and the following affiliates of Vanguard Capital Management LLC or business divisions of such affiliates: Vanguard Asset Management Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisers, LLC and Vanguard Investments Australia Ltd. This includes securities held by Vanguard funds, or sleeves thereof, over which Vanguard Capital Management LLC exercises dispositive power, in addition to securities held by clients over which the affiliates or business divisions of such affiliates indicated above exercise dispositive and/or voting power. On March 27, 2026, The Vanguard Group filed with the SEC an amendment to its Schedule 13G reporting that, as a result of an internal realignment, The Vanguard Group no longer has, or is deemed to have, beneficial ownership over securities held by certain of its subsidiaries or business divisions and that such subsidiaries or business divisions will report beneficial ownership separately, on a disaggregated basis.
(5)
The number of shares beneficially owned includes shares of common stock issuable upon exercise of options that are currently exercisable or upon vesting of restricted stock units and deferred stock units within 60 days after September 30, 2026, as follows: Mr. Holm (225,749), Ms. Beck (3,516), Ms. Brown (2,078), Mr. Dawson (2,078), Mr. Fernandez (3,143), Ms. Flanagan (2,078), Mr. Flanigan (2,078), Ms. Grant (2,078), Mr. Overly (2,078), Mr. Singer (2,078), Mr. Spratt (2,078) and Mr. Thompson (2,078). The number of shares beneficially owned also includes shares of restricted stock as follows: Mr. McPherson (111,488), Mr. Holm (139,935), Mr. Hatcher (49,878), Ms. Davis (38,370), Mr. King (38,370) and Mr. Bulmer (30,787). The number of shares beneficially owned by certain directors includes vested deferred stock units as follows: Ms. Beck (19,230), Mr. Dawson (17,827), Mr. Fernandez (35,478), Ms. Grant (3,280) and Mr. Overly (21,570).
(6)
Includes an aggregate of 531,556 shares held by trusts of which Mr. Holm’s children are the beneficiaries and for which Mr. Holm’s wife acts as trustee. Mr. Holm may be deemed to beneficially own such shares.

83

instructions for the virtual annual meeting

Instructions for the
Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting and there will be no physical meeting location. The Annual Meeting will be conducted via live webcast. Stockholders will have the same rights and opportunities to participate in our virtual Annual Meeting as they would at an in-person meeting.

You are entitled to participate in the virtual Annual Meeting if you were a stockholder of record as of the close of business on September 30, 2026 or if you hold a valid proxy for the Annual Meeting. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote during the meeting.

To attend the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/PFGC2026 and enter the 16-digit control number included on your proxy card or voting instruction form. The virtual Annual Meeting will start at 8:00 a.m., Eastern Time, on Wednesday, November 18, 2026. We encourage you to access the meeting prior to the start time to familiarize yourself with the virtual platform and ensure you can hear the streaming audio. Online access will be available starting at 7:45 a.m., Eastern Time, on November 18, 2026.

The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection from wherever they intend to participate in the virtual Annual Meeting.

While we strongly encourage you to vote your shares prior to the meeting, stockholders may also vote during the meeting. Once logged in, you will be able to vote your shares by clicking the “Vote Here!” button.

Stockholders may submit written questions once logged into the virtual platform. Questions pertinent to meeting matters will be answered during the question and answer portion of the meeting, subject to a time limit prescribed by the Rules of Conduct that will be posted to the virtual meeting platform on the day of the Annual Meeting. The Rules of Conduct will also provide additional information about the relevancy requirements of questions to meeting matters.

If you are unable to attend the meeting, you may appoint a designee to attend in your place. Please contact Investor Relations at 804-287-8108 to learn how to properly appoint a designee.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/PFGC2026.

84	2026 Proxy Statement

GENERAL INFORMATION

General Information

Questions and Answers about Voting and the Annual Meeting

WHY AM I BEING PROVIDED WITH THESE MATERIALS?

The Board of Directors has delivered these proxy materials to you in connection with its solicitation of proxies to be voted at the Annual Meeting, and at any postponements or adjournments of the Annual Meeting. You are invited to attend the Annual Meeting and vote your shares in person using the virtual Annual Meeting platform described under “Instructions for the Virtual Annual Meeting.”

WHAT AM I VOTING ON?

There are three proposals scheduled to be voted on at the Annual Meeting:

•
Proposal No. 1: Election of the 10 director nominees named in this Proxy Statement.
•
Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2027.
•
Proposal No. 3: Approval, in a non-binding advisory vote, of the compensation paid to our named executive officers.

WHO IS ENTITLED TO VOTE?

Stockholders as of the close of business on September 30, 2026 (the “Record Date”) may vote at the Annual Meeting. As of that date, there were 157,786,138 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:

•
Held directly in your name as “stockholder of record” (also referred to as the “registered stockholder”);
•
Held for you in an account with a broker, bank or other nominee (also referred to as shares held in “street name”)—street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or other nominee how to vote their shares; and
•
Held for you by us as restricted shares under our 2015 Omnibus Incentive Plan or our 2024 Omnibus Incentive Plan.

WHAT CONSTITUTES A QUORUM?

The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting must be present online on the virtual meeting platform or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and broker shares that include “broker non-votes” are counted as present for purposes of determining a quorum.

WHAT IS A “BROKER NON-VOTE”?

A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1 (Election of Directors), and 3 (Non-Binding Vote to Approve Executive Compensation) are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

85

GENERAL INFORMATION

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

THE BOARD RECOMMENDS THAT YOU VOTE YOUR SHARES:
PROPOSAL NO. 1 Election of Directors

Under our Bylaws, directors are elected by a majority of the votes cast, which means that the number of votes “FOR” a nominee must exceed the number of votes “AGAINST” that nominee. Any director who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election is required to tender his or her resignation to the Board in accordance with the Board policy. The Nominating and Corporate Governance Committee will consider the offer and recommend to the Board whether to accept the offer. The full Board will consider all factors it deems relevant to our best interests, make a determination and publicly disclose its decision and rationale within 90 days after confirmation of the election results.

Abstentions and broker non-votes will not be counted as votes cast for purposes of Proposal No. 1; therefore, they will have no effect on this proposal.

“FOR” each of PFG’s director nominees set forth in this Proxy Statement.
PROPOSAL NO. 2 Ratification of the Independent Registered Public Accounting Firm

The selection of the independent registered public accounting firm will be ratified by the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote on the matter. For purposes of Proposal No. 2, abstentions will have the effect of a vote “against” the proposal. Broker non-votes are not expected on this proposal.

“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2027.
PROPOSAL NO. 3 Non-Binding Vote to Approve Executive Compensation

The advisory, non-binding proposal regarding the compensation of our named executive officers will be approved by the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote on the matter. For purposes of Proposal No. 3, abstentions will have the effect of a vote “against” the proposal; whereas, broker non-votes, if any, will not be counted as votes cast for purposes of Proposal No. 3 and, therefore, will have no effect on the outcome of this proposal.

The proposal to approve the executive compensation of our named executive officers is not binding upon the Company, the Board or the Compensation Committee. Nevertheless, the Board and the Compensation Committee value the opinion expressed by stockholders through their vote on Proposal No. 3. Accordingly, the Board and Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers.

If you just sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to the three proposals and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

86	2026 Proxy Statement

GENERAL INFORMATION

WHO WILL COUNT THE VOTE?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as Independent Inspector of Elections.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

Stockholders of Record: If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:

•
By Internet—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.
•
By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.
•
By Mail—You may vote by mail by signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney, or officer of a corporation), indicate your name and title or capacity.

Beneficial Owners: If you hold your PFG stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on November 17, 2026, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than November 17, 2026.

HOW DO I VOTE MY SHARES DURING THE ANNUAL MEETING?

If you are a stockholder of record and prefer to vote your shares during the Annual Meeting, you can by entering the 16-digit control number included on your proxy card once logged in to the virtual platform at www.virtualshareholdermeeting.com/PFGC2026.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting. For information on attending the Annual Meeting, see “Instructions for the Virtual Annual Meeting.”

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD ON OR ABOUT THE SAME TIME?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each proxy card you receive.

87

GENERAL INFORMATION

MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. Whether you have voted by Internet, telephone, or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•
sending a written statement to that effect to our Secretary, provided such statement is received no later than November 17, 2026;
•
voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on November 17, 2026;
•
submitting a properly signed proxy card that has a later date than your previous vote and that is received no later than November 17, 2026; or
•
attending the Annual Meeting online and voting (attendance at the Annual Meeting without voting will not change your vote or revoke your proxy).

If you hold shares in street name, please refer to information from your bank, broker, or other nominee on how to revoke or submit new voting instructions.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Stockholder Proposals for the 2027 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2027 Annual Meeting, the proposal should be mailed by certified mail return receipt requested, to our Secretary, Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

PROPOSALS FOR BUSINESS FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT (RULE 14A-8)

SEC rules permit stockholders to submit proposals for inclusion in our proxy statement if the stockholder and the proposal meet the requirements specified in Rule 14a-8 of the Exchange Act. Proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy statement for the 2027 Annual Meeting must be received by our Secretary no later than June 11, 2027.

DIRECTOR NOMINEES FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT (PROXY ACCESS)

Our Bylaws permit a stockholder (or group of stockholders (up to 20)) who has owned a significant amount of Company common stock (at least 3%) for a significant amount of time (at least three years) to submit director nominees (the greater of two or up to 20% of the Board) for inclusion in our proxy statement if the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. To be included in the Company’s proxy statement for the 2027 Annual

88	2026 Proxy Statement

GENERAL INFORMATION

Meeting, the proposing stockholder(s) must send notice and the required information to the Secretary so that it is received not earlier than May 12, 2027, nor later than June 11, 2027.

OTHER BUSINESS PROPOSALS/NOMINEES

Our Bylaws also set forth the procedures that a stockholder must follow to nominate a candidate for election as a director or to propose other business for consideration at stockholder meetings, in each case, not submitted either under proxy access or Rule 14a-8. To be timely, a stockholder’s notice must be delivered to the Secretary and received on or after July 21, 2027, but not later than August 20, 2027.

Other Business

The Board does not know of any other matters to be brought before the Annual Meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors,
A. Brent King Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. To access these filings, go to our website (www.pfgc.com) and click on “Financial Info” under the “Investors” heading. Information on, or that can be accessed through, our website is not, and shall not be deemed to be, part of this Proxy Statement or incorporated into any other filing we make with the SEC. Copies of our Annual Report on Form 10-K for the year ended June 27, 2026, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Secretary
Performance Food Group Company
12500 West Creek Parkway
Richmond, Virginia 23238

89

Appendix A Reconciliation of Non-GAAP Items

Appendix A

Reconciliation of Non-GAAP Items

This Proxy Statement includes several financial measures that are not required by or calculated in accordance with GAAP, including Adjusted EBITDA and Adjusted Diluted EPS. Such measures are not recognized terms under GAAP, should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and are not indicative of net income as determined under GAAP. Adjusted EBITDA, Adjusted Diluted EPS, and other non-GAAP financial measures have limitations that should be considered before using these measures to evaluate PFG’s liquidity or financial performance. Adjusted EBITDA and Adjusted Diluted EPS, as presented, may not be comparable to similarly titled measures of other companies because of varying methods of calculation.

PFG uses Adjusted EBITDA to evaluate the performance of its business on a consistent basis over time and for business planning purposes. In addition, targets based on Adjusted EBITDA are among the measures we use to evaluate our management’s performance for purposes of determining their compensation under our incentive plans. PFG believes that the presentation of Adjusted EBITDA enhances an investor’s understanding of PFG’s performance. PFG believes this measure is a useful metric to assess PFG’s operating performance from period to period by excluding certain items that PFG believes are not representative of PFG’s core business.

Management measures operating performance based on our Adjusted EBITDA, defined as net income before interest expense, interest income, income taxes, and depreciation and amortization, further adjusted to exclude certain items we do not consider part of our core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction and other adjustment items permitted in calculating covenant compliance under PFG’s $5.0 billion secured credit facility (the “ABL Facility”) and indentures governing its outstanding notes (other than certain pro forma adjustments permitted under our ABL Facility and indentures relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under our ABL Facility and indentures, PFG’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments, and making restricted payments is tied to ratios based on Adjusted EBITDA (as defined in the ABL Facility and indentures).

Management also uses Adjusted Diluted EPS, which is calculated by adjusting the most directly comparable GAAP financial measure by excluding the same items excluded in PFG’s calculation of Adjusted EBITDA, as well as amortization of intangible assets, to the extent that each such item was included in the applicable GAAP financial measure. For business combinations, the Company generally allocates a portion of the purchase price to intangible assets and such intangible assets contribute to revenue generation. The amount of the allocation is based on estimates and assumptions made by management and is subject to amortization over the useful lives of the intangible assets. The amount of the purchase price from an acquisition allocated to intangible assets and the term of its related amortization can vary significantly and are unique to each acquisition, and thus the Company does not believe it is reflective of ongoing operations. Intangible asset amortization excluded from Adjusted Diluted EPS represents the entire amount recorded within the Company’s GAAP financial statements and the revenue generated by the associated intangible assets has not been excluded from Adjusted Diluted EPS. Intangible asset amortization is excluded from Adjusted Diluted EPS because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised.

PFG believes that the presentation of Adjusted EBITDA and Adjusted Diluted EPS is useful to investors because these metrics provide insight into underlying business trends and year-over-year results and are frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in PFG’s industry.

The following tables include a reconciliation of non-GAAP financial measures to the applicable most directly comparable GAAP financial measures.

A-1

Appendix A Reconciliation of Non-GAAP Items

PERFORMANCE FOOD GROUP COMPANY

Non-GAAP Reconciliation (Unaudited)

	Fiscal Year Ended
($ in millions, except per share data)	June 27, 2026	June 28, 2025	Change	%
Net income (GAAP)	$359.3	$340.2	$19.1	5.6
Interest expense	413.7	358.4	55.3	15.4
Income tax expense	126.5	118.6	7.9	6.7
Depreciation	541.9	455.3	86.6	19.0
Amortization of intangible assets	272.0	262.6	9.4	3.6
Change in LIFO reserve (1)	101.1	88.1	13.0	14.8
Stock-based compensation expense	51.5	47.8	3.7	7.7
(Gain) loss on fuel derivatives	(9.5)	0.2	(9.7)	(4,850.0)
Acquisition, integration & reorganization expenses (2)	40.0	87.8	(47.8)	(54.4)
Other adjustments (3)	32.9	7.9	25.0	316.5
Adjusted EBITDA (Non-GAAP)	$1,929.4	$1,766.9	$162.5	9.2

Diluted earnings per share (GAAP)	$2.29	$2.18	$0.11	5.0
Impact of amortization of intangible assets	1.73	1.68	0.05	3.0
Impact of change in LIFO reserve	0.64	0.56	0.08	14.3
Impact of stock-based compensation expense	0.33	0.31	0.02	6.5
Impact of (gain) loss on fuel derivatives	(0.06)	—	(0.06)	NM
Impact of acquisition, integration & reorganization expenses	0.25	0.56	(0.31)	(55.4)
Impact of other adjustments	0.21	0.05	0.16	320.0
Tax impact of above adjustments	(0.84)	(0.86)	0.02	2.3
Adjusted Diluted Earnings per Share (Non-GAAP)	$4.55	$4.48	$0.07	1.6

(1)
Includes increases of $4.4 million for Foodservice and $96.7 million for Convenience in the LIFO inventory reserve for fiscal 2026 compared to increases of $6.6 million for Foodservice and $81.5 million for Convenience for fiscal 2025.
(2)
Includes professional fees and other costs related to in-progress, completed, and abandoned acquisitions, costs of integrating certain of our facilities, and facility closing costs.
(3)
Includes a $3.8 million gain on the sale of a Foodservice warehouse facility for fiscal year 2025, as well as amounts related to certain litigation-related accruals, professional fees related to the modification of debt, franchise tax expense, gains and losses on disposals of fixed assets, foreign currency transaction gains and losses, insurance proceeds due to hurricane and other weather-related events, favorable and unfavorable leases, and other adjustments permitted by our ABL Facility. Additionally, for the fiscal year ended June 27, 2026, Other adjustments includes $20.2 million of legal and professional fees incurred in connection with shareholder activism and the clean team agreement with US Foods Holding Corp.

A-2	2026 Proxy Statement

PERFORMANCE FOOD GROUP COMPANY12500 WEST CREEK PARKWAYRICHMOND, VA 23238SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until11:59 p.m. Eastern Time on November 17, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PFGC2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 17, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your signed and dated proxy card must be received by 11:59 p.m. Eastern Time on November 17, 2026 to be counted. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T03983-P57482KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.PERFORMANCE FOOD GROUP COMPANY The Board of Directors recommends you vote FOR each director nominee.1. To elect the ten director nominees. Nominees: For Against Abstain1a. Barbara J. Beck 1b. Danielle M. Brown1c.Matthew C. Flanigan1d. Kimberly S. Grant 1e. George L. Holm1f. Scott E. McPherson1g.Jeffrey M. Overly1h.David V. Singer1i. Randall N. Spratt1j. Warren M. Thompson The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2027.3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at www.proxyvote.com.T03984-P57482PERFORMANCE FOOD GROUP COMPANY Annual Meeting of Stockholders November 18, 2026 8:00 AM Eastern Time This proxy is solicited by the Board of Director The stockholder(s) hereby appoint(s) George L. Holm and A. Brent King, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PERFORMANCE FOOD GROUP COMPANY that the stockholder(s) is/are entitled to vote if personally present at the Annual Meeting of Stockholders to be held virtually on November 18, 2026 at 8:00 AM Eastern Time at www.virtualshareholdermeeting.com/PFGC2026 and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof. The stockholder(s) hereby acknowledge(s) receipt of the proxy materials for the Annual Meeting of Stockholders. The stockholder(s) hereby revoke(s) all proxies heretofore given by the stockholder(s) to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein on the reverse side. If no direction is made but the proxy card is signed, this proxy will be voted FOR the election of each of the director nominees listed on the reverse side and FOR Proposals 2 and 3. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting of Stockholders Continued and to be signed on reverse side